Exhibit 10.1

Metropolitan Transportation Authority 2 Broadway New York, New York 10004	Outfront Media Group LLC 405 Lexington Avenue New York, NY 10174
The Metropolitan Transportation Authority (the “MTA”) and Outfront Media Group LLC, a limited liability company organized and existing under the laws of Delaware (the “Concessionaire”) (each a “Party” and together the “Parties”), hereby execute this Letter Agreement (“Letter Agreement No. 7”) as of July 29, 2021 (the “Letter Agreement Effective Date”), which modifies and supplements the License Agreement, as such term is defined below.
1.Definitions.
The capitalized terms in this Letter Agreement No. 7 that are not otherwise defined shall have the meanings given to them in the License Agreement. The term “License Agreement” means that certain Advertising License Agreement made by and between the Parties.
2.Adjustments to Deployment Scope.
2.1.General.
2.1.1.Exhibit 2 (Annual Required Installation Schedule) to the License Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A to this Letter Agreement No. 7 (the “Amended and Restated Exhibit 2”), and this Amended and Restated Exhibit 2 shall be made part of the License Agreement.
2.1.2.Although Amended and Restated Exhibit 2 specifies a particular number of Communication Devices of each specific type per station for each Agency, MTA may choose to reallocate Agency Messaging-Only Communication Devices within a certain type to other stations within the applicable Agency, including new stations, at its discretion, provided that any reallocations are subject to supply chain availability and current lead times and so long as the total number of Agency Messaging-Only Communications devices of that type is equal to or under the total number of that type set forth in Amended and Restated Exhibit 2. If MTA requests any Agency Messaging-Only Communication Devices in excess of the aggregate number designated for each Agency by screen type as set forth in Amended and Restated Exhibit 2, MTA will be responsible for the cost of such excess Communication Devices in accordance with Section 13.1.2 (Certain Additional Work and Deliverables) of the Master TCs.
2.1.3.To the extent that Concessionaire has not already resumed installations, Concessionaire agrees to resume installations immediately in accordance with the Amended and Restated Exhibit 2. MTA acknowledges that there will be a ramp-up period necessary for both in-station and in-car deployments, the length of which will depend on available inventory, availability of installation and construction management personnel, and ordinary course preparatory work (bidding, submitting flagging requests, etc.).
2.1.4.Consistent with current practice, Concessionaire will place orders for Communication Devices to support the agreed upon Annual Required Installation Schedule and to provide Maintenance Services and Refresh Services in accordance with Section 3.5 of the Master TCs.
Letter Agreement No. 7 to License Agreement

2.1.5.The MTA will provide Agency Force Account Services in accordance with the License Agreement as necessary for the Concessionaire to meet its Annual Required Communications System Installation Obligations as modified by this Letter Agreement No. 7.
2.2.NYCT In-Station Deployments.
2.2.1.Concessionaire will continue deployment as planned in all NYCT stations in accordance with the Amended and Restated Exhibit 2.
2.2.2.Concessionaire will supply Communication Devices at Concessionaire’s cost (constituting Qualified CapEx) for installation in three new Second Avenue Subway stations. MTA (via MTA’s appropriate capital project or as otherwise determined by MTA) will be solely responsible for installing such Communications Devices at MTA’s cost, excluding the cost of the Communication Devices themselves, which shall constitute Qualified CapEx.
2.2.3.MTA will be entitled to utilize up to 40% of available display time for Agency Messages on all Hybrid Communication Devices (advertising screens where MTA is entitled to Generally-Applicable System Inventory Allocation as defined in the Agreement) in stations identified as “Additional GASA Stations” in the Amended and Restated Exhibit 2.
2.3.MNR In-Station Deployments.
2.3.1.Concessionaire will continue deployment as planned in all MNR stations currently under construction in accordance with the Amended and Restated Exhibit 2.
2.3.2.Concessionaire will supply Communications Devices for MNR as specified in the Amended and Restated Exhibit 2, provided that MNR will review the allocation of Agency Messaging-Only Communication Devices to determine whether any reductions or cost efficiencies are possible. MNR forces will install Communications Devices at MNR stations as specified in the Amended and Restated Exhibit 2, prioritizing the following stations with Hybrid Communications Devices: Scarsdale, Hartsdale, Fordham, North White Plains and Chappaqua.
2.3.3.The cost of installation of Agency Messaging-Only Communications Devices (including Agency Force Account Services Fees, totems, and design and manufacture of bracket hardware) will be included in Qualified CapEx up to $6,000,000 in the aggregate over the Term, including any extensions (the “MNR CIC Cost Cap”) and any costs relating to MNR’s installation of Agency Messaging-Only Communications Devices exceeding the MNR CIC Cost Cap will be borne solely by MNR and will not constitute Qualified CapEx. In accordance with Exhibit 8(7) to the License Agreement, Concessionaire will continue to be responsible for the incremental installation cost of MNR’s installation of Hybrid Communication Devices at an agreed upon per screen rate.
2.3.4.Concessionaire will supply Hybrid Communication Devices at Concessionaire’s cost (constituting Qualified CapEx). MTA may elect, at its discretion, to re-allocate Agency Messaging Only Communication Devices for installation in four Penn Access Stations. MTA (via MTA’s appropriate capital project or as
Letter Agreement No. 7 to License Agreement

otherwise determined by MTA) will be solely responsible for installing such Communications Devices at the four Penn Access stations at MTA’s cost, excluding the cost of the Communication Devices themselves, which shall constitute Qualified CapEx.
2.4.LIRR In-Station Deployments.
2.4.1.All LIRR in-station installation costs will be included in and subject to the previously agreed upon LIRR Agency Force Account Cap (as defined in Letter Agreement No. 6) or borne by LIRR, provided that the LIRR Agency Force Account Cap shall be increased by $350,000 for a new total of $5,050,000. The Concessionaire shall have no liability for installation costs other than as part of and subject to the LIRR Agency Force Account Cap.
2.4.2.Concessionaire will install Advertising-Only Communication Devices at Huntington, Babylon, and Port Washington stations in accordance with the Amended and Restated Exhibit 2. All Agency Force Account Services Fees associated with these installations will be included in the LIRR Agency Force Account Cap.
2.4.3.Concessionaire will supply Communication Devices as set forth in the Amended and Restated Exhibit 2 for installation at East Side Access. MTA (via MTA’s appropriate capital project or as otherwise determined by MTA) will be solely responsible for installing such Communications Devices at East Side Access at MTA’s cost, excluding the cost of the Communication Devices themselves, which shall constitute Qualified CapEx.
2.4.4.Concessionaire will supply an agreed upon number of Advertising-Only Communication Devices for installation as part of the Penn Station rehabilitation project. MTA will be solely responsible for installation of such Advertising-Only Communications Devices at Penn Station at MTA’s cost (not constituting Agency Force Account Services Fees or Qualified CapEx), excluding the cost of the Advertising-Only Communication Devices themselves, which shall constitute Qualified CapEx.
2.4.5.Concessionaire previously ordered 177 4XT screens at LIRR’s direction, all of which remain available for LIRR to install at LIRR’s discretion. Consistent with the License Agreement, LIRR remains responsible for installation of the 4XT screens. All costs associated with installation of these 4XT screens will be included in the LIRR Agency Force Account Cap or borne by LIRR. Concessionaire shall have no liability for installation costs of these 4XT screens other than as part of the LIRR Agency Force Account Cap.
2.4.6.Concessionaire remains obligated to provide up to $13,000,000 in AVPS/Daktronics screens to LIRR and LIRR remains responsible for the installation of the AVPS/Daktronics screens. In the event that any planned AVPS/Daktronics orders exceed the $13,000,000 cap, then LIRR (not Concessionaire) shall be obligated to pay for the cost of any requested AVPS/Daktronics screens. LIRR will work with the MTA to develop and implement a plan for installation and will review its AVPS/Daktronics plan to determine whether any reductions or efficiencies are possible. The Concessionaire shall have no liability for installation costs other than as part of and subject to the LIRR Agency Force Account Cap.
Letter Agreement No. 7 to License Agreement

2.4.7.Concessionaire agrees to immediately order 157 Daktronics screens needed by LIRR pursuant to the Amended and Restated Exhibit 2.
2.5.In-Car Deployments.
2.5.1.The scope of NYCT, MNR and LIRR in-car retrofit deployments will be reduced as set forth in the Amended and Restated Exhibit 2 and future in-car deployments will be governed by this Section 2.5. It is anticipated that all known in-car retrofit deployments will be complete by Q3/Q4 2023, as may be modified in the Services Schedule.
2.5.2.Future NYCT, MNR and LIRR In-Car Deployments
2.5.2.1.Concessionaire agrees to install Hybrid Communication Devices on at least 10% of each new NYCT subway car order (other than the R211 base order and any options, which will be separately agreed). Such subway cars shall be brand cars. If any previously digitized retrofit brand cars will be replaced by a new subway car order, the MTA will leave digitized retrofit brand cars in service as long as possible while new subway cars are being delivered (until the end of the replacement process, if possible.)
2.5.2.2.Concessionaire agrees to install Hybrid Communication Devices on at least 35% of each new MNR and LIRR rail car order, excluding existing or future LIRR M9 orders. It is not expected that new commuter rail car order will replace previously digitized commuter rail cars, but if previously digitized commuter rail cars are replaced, the MTA will leave such digitized commuter rail cars in service as long as possible while new cars are being delivered (until the end of the replacement process, if possible.)
2.5.3.Costs of New Car Installations.
2.5.3.1.(a) For new cars delivered by the end of 2029 or, if Concessionaire submits a Notice of Intent to Extend and the Extension Term is accordingly added to the Term, delivered by the end of 2034, costs required to be incurred by Concessionaire in connection with Hybrid Communication Device installations on such new cars will be treated under the existing Qualified CapEx recoupment provisions of the License Agreement, and (b) for new cars expected to be delivered after the end of 2029 or 2034, as applicable, the MTA shall pay 100% of the costs required to be incurred by Concessionaire in connection with installation of these Hybrid Communication Devices by the end of the Initial Term or Extension Term, as applicable, which amount shall not be subject to recoupment (or treated as Agency Force Account Services Fees or Qualified CapEx), but will be deducted from amounts owed to the MTA under the License Agreement.
2.5.3.2.The Qualified CapEx amounts under Sections 2.5.3.1 (a) above are subject to Section 2.6 (New Qualified CapEx) below, such that any outstanding amounts relating to Qualified CapEx on new car screens will be paid by the MTA at the end of the Term, if not recouped during the Term.
Letter Agreement No. 7 to License Agreement

2.5.4.Concessionaire will participate in the design process for new car types (R262 and others). MTA commits to improving the design and procurement process to appropriately account for the Communications System and the Services, including, but not limited to ensuring that the Communications System (as may be modified as technology changes) is included in the scope of all RFPs/procurements and car builder responsibility is clear.
2.6.New Qualified CapEx. The following shall apply to Qualified CapEx incurred in connection with new NYCT, MNR and LIRR in-car installations described in Section 2.5.3 above; the Second Avenue Subway station installations described in Section 2.2.2 above; the MNR CIC Cost Cap; and any increases to the scope of Concessionaire’s installation obligations following the Letter Agreement Effective Date that MTA and Outfront may agree to (subject to all requisite approvals for such increases in scope that might be needed, up to and including board approval) (collectively, “New Qualified CapEx”):
2.6.1.If (a) Concessionaire does not submit a Notice of Intent to Extend and/or the Extension Term is not added to the Term and (b) any New Qualified CapEx incurred through October 31, 2030 has not been recouped as of October 31, 2030, then any remaining balance will be deducted from amounts owed to MTA during the remainder of 2030.
2.6.2.If (a) Concessionaire does submit a Notice of Intent to Extend and the Extension Term is added to the Term and (b) any New Qualified CapEx incurred through incurred through October 31, 2035 has not been recouped as of October 31, 2035, then any remaining balance will be deducted from amounts owed to MTA during the remainder of 2035.
2.6.3.Incremental Revenue shall be applied to paying down Refresh CapEx and any New Qualified CapEx on a proportional basis (e.g., if $1,000,000 of Refresh CapEx and $3,000,000 of New Qualified CapEx is outstanding, then Incremental Revenue shall be applied 25% to Refresh CapEx and 75% to New Qualified CapEx). Costs incurred in connection with NYCT, MNR and LIRR in-car installations for cars delivered in the last year of the Initial Term or Extension Term, as applicable, shall be accounted for separately, as MTA is obligated to pay 100% of those costs under Section 2.5.3.1 above.
2.6.4.Concessionaire currently performs an MTA Rev Share true-up on a quarterly basis pursuant to Sections 9.2.1 and 10.2.4 of the Master TCs and will continue to do so during the Term. The following process shall apply to the periods identified below during the final year of the Term to facilitate Concessionaire’s recoupment of New Qualified CapEx:
2.6.4.1.Adjustment to Timing of Certain Final Year MAG Payments: In order to accommodate the true-up for recoupment of New Qualified CapEx for the periods below, notwithstanding Section 9.2.1 of the Master TCs, the monthly MAG payments for June, September, and October of the final year of the Initial Term or Extension Term, as applicable, shall be paid no later than the 20th calendar day after the end of such month (rather than the first day of such month) as a combined payment with the MTA Rev Share (if any), subject to recoupment of New Qualified CapEx from such combined amount as described below.
Letter Agreement No. 7 to License Agreement

2.6.4.2.Final Year Second Quarter True-Up: Beginning with the second calendar quarter of the final year of the Initial Term or Extension Term, as applicable, Concessionaire will perform a true-up calculation to determine if the remaining payments to be made to the MTA during the remainder of the Term, including MAG payments and anticipated MTA Rev Share payments, are expected to be in excess of the recoupment amounts for New Qualified CapEx; if yes, then the MAG payment for June and the MTA Rev Share payment for the second quarter, if any, will be made as originally contemplated in the License Agreement; if no, some or all of the combined June MAG Payment and MTA Rev Share payment for such second calendar quarter, if any, will be recouped by Concessionaire to reimburse up to 100% of outstanding New Qualified CapEx. The remaining portion of the combined June MAG payment and MTA Rev Share payment after such recoupment, if any, will be paid to MTA.
2.6.4.3.Final Year Third Quarter True-Up: At end of the third calendar quarter of the final year of the Initial Term or Extension Term, as applicable, Concessionaire will perform a true-up calculation to determine if the remaining payments to be made to the MTA during the remainder of the Term, including MAG payments and anticipated MTA Rev Share payments, are expected to be in excess of the recoupment amounts for New Qualified CapEx; if yes, then the MAG payment for September and the MTA Rev Share payment for the third quarter, if any, will be made as originally contemplated in the License Agreement; if no, some or all of the combined September MAG Payment and MTA Rev Share payment for such third calendar quarter, if any, will be recouped by Concessionaire to reimburse up to 100% of outstanding New Qualified CapEx. The remaining portion of the combined September MAG payment and MTA Rev Share payment after such recoupment, if any, will be paid to MTA.
2.6.4.4.Final True-Up: The final true-up of the final year of the Initial Term or Extension Term, as applicable, will be applied to the October payment. If the foregoing true-ups do not result in Concessionaire recouping 100% of New Qualified CapEx by the end of the Term, then the MTA will send Concessionaire a check in the amount of the unrecouped portion of New Qualified CapEx.
3.Screen Strength Considerations. The MTA and Concessionaire will continue to evaluate ways to strengthen Communication Device screens or otherwise prevent vandalism and breakage. Concessionaire will provide the MTA with an overview of possible options regarding screen strength and their associated costs by August 15, 2021.
4.API and Technology Requirements.
4.1.As already contemplated in the License Agreement, Concessionaire will maintain the IMS-DMP Interface in good working order to support the functions required under the License Agreement.
Letter Agreement No. 7 to License Agreement

4.2.Concessionaire will pay up to $245,000 of development costs under the Tri-Party Subcontracting Agreement between MTA, Concessionaire and Postlight LLC to support the MTA’s Mercury interface with the IMS-DMP Interface. The MTA will be responsible for the timeline and management of such development by Postlight LLC.
4.3.Concessionaire will inform the MTA in advance of any future development by Concessionaire to maintain or upgrade the IMS-DMP Interface so that upgrade integrations with Mercury can be discussed.
4.4.If any modifications are made, at Concessionaire’s request or upon mutual agreement, to the IMS-DMP Interface or the Communications System more broadly in a way that negatively affects Mercury functionality, then Concessionaire will reimburse the MTA for the third-party costs of modifying or upgrading Mercury as required to restore functionality and/or integrate with the IMS-DMP Interface. Where modifications to the IMS-DMP Interface or the Communications System are made at Concessionaire’s request, Concessionaire will provide as much prior notice of the proposed modifications as is practicable. If a third-party developer is required for such Mercury upgrade or modification, then Concessionaire and the MTA will enter into a tri-party contract with such third-party consistent with the existing Tri-Party Subcontracting Agreement between MTA, Concessionaire and Postlight LLC as soon as possible after Concessionaire notifies MTA that it intends to modify the IMS-DMP Interface or Communications System; that contract will include a schedule for upgrading or modifying Mercury as quickly as possible, which schedule will be approved by MTA. Other than such required modifications and upgrades, MTA is responsible for the operation and maintenance of Mercury at MTA’s cost.
4.5.If the modifications to the Communications System and/or the IMS-DMP Interface are requested by the MTA or changes to Mercury are made by the MTA that require changes to the IMS-DMP Interface, then (a) the MTA is responsible for the costs to modify Mercury and (b) the costs to modify the Communications System and/or the IMS-DMP Interface will be Qualified CapEx.
5.Extension of Initial Term; Availability of Equitable Adjustments.
5.1.The Initial Term of the License Agreement is hereby extended to continue until the thirteenth (13th) anniversary of the Effective Date, unless earlier terminated as set forth in the License Agreement.
5.2.In order to conform the remaining provisions of the License Agreement to the foregoing extension of the Initial Term, each reference to the tenth or later anniversary of the Effective Date and each reference to the tenth or later License Year is hereby increased by three years, such that all references to the tenth anniversary of the Effective Date become the thirteenth anniversary of the Effective Date (and so on for the eleventh and following anniversaries) and all references to License Year Ten become references to License Year Thirteen (and so on for the eleventh and following License Years).
5.3.So long as an Equitable Adjustment is not requested solely due to the current COVID-19 pandemic, the provisions of Section 25 of the Master TCs still apply and the Equitable Adjustments listed in Section 25 are still available to Concessionaire in accordance with the provisions of the License Agreement, including for subsequent pandemics and public health emergencies, as applicable.
Letter Agreement No. 7 to License Agreement

6.Certain Conditions for Exercise of Extension Term Option.
6.1.In the event that the average annual growth of Gross Revenue for the period from 2022 to 2028 (“Concessionaire Average Revenue Growth”) is lower than the Average Revenue Growth Target (as defined below), Concessionaire will be entitled to the Extension Term only with the mutual agreement of the MTA. For purposes of clarity, if the Concessionaire Average Revenue Growth is higher than the Average Revenue Growth Target, Concessionaire shall remain entitled to the Extension Term without the mutual agreement of the MTA if the Extension Conditions have been met.
6.2.Notwithstanding the foregoing, the mutual agreement of the MTA to the Extension Term will not be required if (a) there is Force Majeure Event during the Term that disproportionately impacts the New York City metropolitan area or (b) the MTA has failed to live up to its obligations under the License Agreement, including to provide necessary Agency Force Account Services as required in the License Agreement. In the case of either of the foregoing (a) or (b), OUTFRONT shall remain entitled to the Extension Term without the mutual agreement of MTA if the Extension Conditions have been met.
6.3.For purposes of this Letter Agreement No. 7, the Average Revenue Growth Target is a percentage equal to the product of (i) 105% times (ii) the average of the Adjusted Yearly Growth Rates for 2022 through 2028, where the Adjusted Yearly Growth Rate for each year is calculated as follows:
6.3.1.First, for each year from 2022 through 2028, the unadjusted yearly growth rate for that year (the “Unadjusted Yearly Growth Rate”) will be the lower of the annual rate of growth in (a) overall US transit advertising revenue and (b) total US OOH revenue (for both, as reported in OAAA’s “OOH Total Revenue by Format” report).
6.3.2.If, in a relevant year, total MTA rail ridership in that year grows at a rate greater than or equal to overall United States rail ridership in that year (as calculated using total urban rail transit ridership data published by the Federal Transportation Administration’s National Transit Database), then the “Adjusted Yearly Growth Rate” will be equal to the Unadjusted Yearly Growth Rate, without any modifications.
6.3.3.If, in a relevant year, total MTA rail ridership in that year grows at a rate less than overall United States rail ridership in that year (as calculated using total urban rail transit ridership data published by the Federal Transportation Administration’s National Transit Database), then the “Adjusted Yearly Growth Rate” will be equal to (i) the Unadjusted Yearly Growth Rate minus (ii) the number equal to (A) the overall rate of United States rail ridership growth/decline for that year minus (B) the overall rate of MTA rail ridership growth/decline for that year. For example, if in a given year the Unadjusted Yearly Growth Rate is 2%, overall United States rail ridership growth is 3%, and total MTA rail ridership growth is 2%, then the Adjusted Yearly Growth Rate is 1% (2% minus (3%-2%).
6.3.4.For purposes of the foregoing, a decline in revenue shall be regarded as negative growth. An example calculation of the Average Revenue Growth Target for 2022 through 2028 is set forth on Exhibit B to this Letter Agreement No. 7.
Letter Agreement No. 7 to License Agreement

6.4.In the event that (a) OAAA ceases to publish the “OOH Total Revenue by Format” report or the US transit or total OOH components of that report, or (b) either Party identifies a material deficiency in any published report(s) or the methodology used by OAAA to calculate US transit or US total OOH revenue, then the Parties will agree upon an alternative data source or a method to cure the deficiency.
7.Baseline Revenue Bonus.
7.1.If the Rev Share Adjustment Event occurs earlier than April 1, 2028, then a bonus payment will be payable to the MTA in each subsequent License Year equal to 2.5% of the Baseline Gross Revenue for that License Year (calculated annually) if the bonus conditions described in this Section 7 are met for that License Year (the “Baseline Bonus”). Concessionaire will pay the Baseline Bonus for a License Year, if any, following the Revenue Report Receipt Date pursuant to the true-up described in Section 16.11 of the Master TCs.
7.2.For purposes of calculating the Baseline Bonus, the “Bonus Baseline Revenue” is equal to Gross Revenues for the License Year that the Rev Share Adjustment Event occurs. If in any subsequent License Year, Gross Revenues decline by more than 5% of the prior License Year’s Gross Revenues, the MTA will not receive the Baseline Bonus. Following such a decline, the Baseline Bonus will not be payable until Gross Revenues in a License Year meet or exceed the Bonus Baseline Revenue. If in a License Year following such decline Gross Revenues meet or exceed the Bonus Baseline Revenue, the Baseline Bonus shall be payable for that License Year. As a clarifying example, if the Rev Share Adjustment Event occurs on November 5, 2027 and Gross Revenues for License Year 10 are $100, then $100 is the Bonus Baseline Revenue. If Gross Revenues in License Years 11 – 14 are $115, the MTA will receive a Baseline Bonus of $2.875 in each of those License Years. If Gross Revenues decline to $109 in License Year 15, which is more than a 5% decline in Gross Revenues from License Year 14, then the MTA will not receive a Baseline Bonus for License Year 15. If in License Year 16, the Gross Revenues are $105, which is not more than a 5% decline in Gross Revenues from License Year 15 and which is greater than the Bonus Baseline Revenue, and the MTA’s Baseline Bonus for License Year 16 is $2.625. If, however, in License Year 16, the Gross Revenues are $103, which is more than a 5% decline in Gross Revenues from License Year 15 Gross Revenues of $109, the MTA will not receive a Baseline Bonus for License Year 16.
8.Financial and Strategic Evaluations.
8.1.MTA reserves the right to consult with external parties to understand the broader advertising market and analyse general advertising revenue targets. MTA will not share any Concessionaire projections or other information specific to Concessionaire with any OOH or other advertising companies or any Concessionaire investors, Concessionaire auditors, etc.; however, the MTA is permitted to speak to these same groups in generic terms about the OOH industry. If Concessionaire revenues fall short of expected goals or targets, MTA and Concessionaire will discuss ways to address the shortfall.
8.2.At MTA’s request, Concessionaire will perform a formal financial analysis regarding the economic feasibility of installing Hybrid Communication Devices when MTA builds new stations or renovates existing stations that do not have Hybrid Communication Devices designated in the Amended and Restated Exhibit 2.
Letter Agreement No. 7 to License Agreement

9.Amendments to Letter Agreement No. 5.
9.1.For purposes of Letter Agreement No. 5 between the Parties, the Ongoing Installation (as defined in Letter Agreement No. 5) shall be limited to work authorized on or before December 31, 2020, such that the agreement to split the investment cost for the Ongoing Installation as set forth in Section 4 of Letter Agreement No. 5 applies solely to costs incurred for work authorized on or before December 31, 2020 in a not-to-exceed amount of $72,428,660 (with the MTA's share not to exceed $50,700,000).
9.2.The 2021 Services Schedule will be determined in accordance with the Amended and Restated Exhibit 2 instead of the plan for Ongoing Installation agreed to pursuant to Letter Agreement No. 5.
10.Agency Delay Reports.
The Parties agree that Agency Delay Reports required pursuant to Section 14.1 of the Master TCs shall be aggregated and sent quarterly starting with Q3 2021.
11.Incorporation.
The Parties agree that this Letter Agreement No. 7 is hereby incorporated by reference and made a part of the License Agreement. The Parties agree that this Letter Agreement No. 7 is fully enforceable under the License Agreement, and the Parties agree that all remedies available to the MTA under the License Agreement shall be applicable to this Letter Agreement No. 7.
[Signature pages follow]

Letter Agreement No. 7 to License Agreement

METROPOLITAN TRANSPORTATION AUTHORITY
By:____/s/ Lucy Zachman ___________________
Name: Lucy Zachman
Title: Director, Transit Advertising & Media

Letter Agreement No. 7 to License Agreement

Outfront Media Group LLC
By: _ /s/ Andy Sriubas _______
Name: Andy Sriubas
Title: Chief Commercial Officer

Letter Agreement No. 7 to License Agreement

Exhibit A to Letter Agreement No. 7

Amended and Restated Exhibit 2

Amended and Restated Exhibit 2 - Subway Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - Subway Stations

Station Identifiers		Proposer Required Number of Digital Screens						Additional Anticipated Number of Digital Screens					Total Anticipated Number of Digital Screens					NYCT Initiative	Year of Installation
		Proposer Required	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*		*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*		
		DUP Screens	*Ad Screens*	*Ad Screens*	*CIC Screens*	*CIC Screens*		*DUP Screens*	*Ad Screens*	*Ad Screens*	*CIC Screens*	*CIC Screens*	*DUP Screens*	*Ad Screens*	*Ad Screens*	*CIC Screens*	*CIC Screens*		
		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone	Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		
Reference Number	Station Name	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Increased 40% GASA	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding		
1	Astoria-Ditmars Blvd	0	0	4	2	4		0	0	0	0	0	0	0	4	2	4	Capital Program Station	2021
2	Astoria Blvd	0	0	8	2	8		0	0	0	0	0	0	0	8	2	8	Capital Program Station	Completed
3	30 Av	0	12	0	2	4		0	0	0	0	0	0	12	0	2	4	ESI Station	2022
4	Broadway	0	8	0	10	8		0	0	0	0	0	0	8	0	10	8	ESI Station	Completed
5	36 Av	0	12	0	2	4		0	0	0	0	0	0	12	0	2	4	ESI Station	2022
6	39 Av	0	8	0	9	8		0	0	0	0	0	0	8	0	9	8	ESI Station	Completed
7	Lexington Av/59 St	6	2	4	2	4		0	0	0	0	0	6	2	4	2	4	Platform Controller Station	Platform Completed; DUP 2021
8	5 Av/59 St	6	12	0	4	4		0	0	0	0	0	6	12	0	4	4	0	Platform Completed; DUP 2021
9	57 St-7 Av	6	0	16	4	8		0	0	0	0	0	6	0	16	4	8	0	2021
10	49 St	4	30	0	8	4		0	0	0	0	0	4	30	0	8	4	0	Platform Completed; DUP 2021
11	Times Sq-42 St	6	0	16	2	8		0	0	0	0	0	6	0	16	2	8	Platform Controller Station	Completed
12	34 St-Herald Sq	0	2	12	1	12		0	0	0	0	0	0	2	12	1	12	0	Completed
13	28 St	4	5	0	4	2		0	0	0	0	0	4	5	0	4	2	0	Platform Completed; DUP 2021
14	23 St	16	3	0	4	0		0	0	0	0	0	16	3	0	4	0	0	Platform Completed; DUP 2021
15	14 St-Union Sq	4	26	16	5	8		0	0	0	0	0	4	26	16	5	8	Platform Controller Station	Completed
16	8 St-NYU	16	7	0	8	2		0	0	0	0	0	16	7	0	8	2	0	Platform Completed; DUP2021
17	Prince St	8	3	0	3	0		0	0	0	0	0	8	3	0	3	0	0	Completed
18	Canal St (UL)	10	24	0	8	0		0	0	0	0	0	10	24	0	8	0	0	Platform Completed; DUP2021
19	Canal St (LL)	0	18	0	0	4		0	0	0	0	0	0	18	0	0	4	0	Completed
20	City Hall	6	0	12	4	0		0	0	0	0	0	6	0	12	4	0	0	Completed
21	Cortlandt St	6	11	0	6	4		0	0	0	0	0	6	11	0	6	4	0	Completed
22	Rector St	8	6	0	6	2		0	0	0	0	0	8	6	0	6	2	0	Completed
23	Whitehall St-South Ferry	4	0	16	4	8		0	0	0	0	0	4	0	16	4	8	0	Platform Completed; DUP2022
24	Court St	0	0	6	2	4		0	0	0	0	0	0	0	6	2	4	0	Completed
25	Jay St-Metrotech	4	1	0	4	4		0	0	0	0	0	4	1	0	4	4	Platform Controller Station	Platform Completed; DUP2021
26	DeKalb Av	2	0	8	4	8		0	0	0	0	0	2	0	8	4	8	0	Completed
27	Atlantic Av-Barclays Center	4	5	12	2	8		0	0	0	0	0	4	5	12	2	8	0	Platform Completed; DUP2021
28	Union St	8	12	0	3	4		0	0	0	0	0	8	12	0	3	4	0	Platform Completed; DUP2021
29	4 Av-9 St	4	15	0	4	4		0	0	0	0	0	4	15	0	4	4	0	Platform Completed; DUP2021
30	Prospect Av	6	6	0	3	4		0	0	0	0	0	6	6	0	3	4	ESI Station*	Platform Completed; DUP2022
31	25 St	4	6	0	4	4	Yes	0	0	0	0	0	4	6	0	4	4	0	2021
32	36 St	2	0	10	2	8		0	0	0	0	0	2	0	10	2	8	0	Completed
33	45 St	4	6	0	2	4		0	0	0	0	0	4	6	0	2	4	0	Completed
34	53 St	4	4	0	3	4		0	0	0	0	0	4	4	0	3	4	ESI Station*	Platform Completed; DUP2022
35	59 St	2	0	12	4	8		0	0	0	0	0	2	0	12	4	8	0	Platform Completed; DUP2021
36	Bay Ridge Av	4	5	0	3	4		0	0	0	0	0	4	5	0	3	4	ESI Station*	Platform Completed; DUP2022
37	77 St	4	9	0	2	5		0	0	0	0	0	4	9	0	2	5	0	Completed
38	86 St	2	0	4	3	4		0	0	0	0	0	2	0	4	3	4	0	2022
39	Bay Ridge-95 St	8	0	6	3	4		0	0	0	0	0	8	0	6	3	4	0	2023
40	Atlantic Av- Barclays Center	0	0	4	3	2		0	0	0	0	0	0	0	4	3	2	0	Completed
41	7 Av	4	4	0	2	4	Yes	0	0	0	0	0	4	4	0	2	4	0	2022
42	Prospect Park	0	0	12	4	8		0	0	0	0	0	0	0	12	4	8	0	Completed
43	Parkside Av	0	1	2	2	2		0	0	0	0	0	0	1	2	2	2	0	Completed
44	Church Av	0	0	7	3	7		0	0	0	0	0	0	0	7	3	7	0	Completed
45	Beverley Rd	0	0	3	1	2		0	0	0	0	0	0	0	3	1	2	0	Completed
46	Cortelyou Rd	0	0	4	1	2		0	0	0	0	0	0	0	4	1	2	0	Completed
47	Newkirk Plaza	0	0	8	2	8	Yes	0	0	0	0	0	0	0	8	2	8	0	2021
48	Avenue H	0	0	6	2	4		0	0	0	0	0	0	0	6	2	4	0	Completed
49	Avenue J	0	0	9	6	4		0	0	0	0	0	0	0	9	6	4	0	Completed
50	Avenue M	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
51	Kings Hwy	0	0	10	6	8		0	0	0	0	0	0	0	10	6	8	0	2022
52	Avenue U	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
53	Neck Rd	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
54	Sheepshead Bay	0	0	10	3	8		0	0	0	0	0	0	0	10	3	8	0	2022
55	Brighton Beach	0	0	8	2	9	Yes	0	0	0	0	0	0	0	8	2	9	0	2021
56	Ocean Pkwy	0	0	6	2	8		0	0	0	0	0	0	0	6	2	8	0	Completed
57	West 8 St-NY Aquarium	0	0	9	4	7		0	0	0	0	0	0	0	9	4	7	0	Completed
58	Coney Island-Stillwell Av	0	0	16	4	16		0	0	0	0	0	0	0	16	4	16	0	Completed
59	9 Av	0	0	4	2	8		0	0	0	0	0	0	0	4	2	8	0	Completed
60	Fort Hamilton Pkwy	0	0	3	4	4	Yes	0	0	0	0	0	0	0	3	4	4	0	2021
61	50 St	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	0	2021
62	55 St	0	0	5	2	4	Yes	0	0	0	0	0	0	0	5	2	4	0	2021
63	62 St	0	0	12	2	8	Yes	0	0	0	0	0	0	0	12	2	8	0	2021
64	71 St	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	0	2021
65	79 St	0	0	4	1	4	Yes	0	0	0	0	0	0	0	4	1	4	0	2021
66	18 Av	0	0	4	2	3	Yes	0	0	0	0	0	0	0	4	2	3	0	2021
67	20 Av	0	0	4	2	3	Yes	0	0	0	0	0	0	0	4	2	3	0	2021
68	Bay Pkwy	0	0	4	1	8		0	0	0	0	0	0	0	4	1	8	0	Completed

Subway Stations

Amended and Restated Exhibit 2 - Subway Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - Subway Stations

Station Identifiers		Proposer Required Number of Digital Screens						Additional Anticipated Number of Digital Screens					Total Anticipated Number of Digital Screens						
		Proposer Required	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*		*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*		
		DUP Screens	*Ad Screens*	*Ad Screens*	*CIC Screens*	*CIC Screens*		*DUP Screens*	*Ad Screens*	*Ad Screens*	*CIC Screens*	*CIC Screens*	*DUP Screens*	*Ad Screens*	*Ad Screens*	*CIC Screens*	*CIC Screens*	NYCT Initiative	Year of Installation
		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone	Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		
Reference Number	Station Name	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Increased 40% GASA	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding		
69	25 Av	0	0	2	1	3	Yes	0	0	0	0	0	0	0	2	1	3	0	2021
70	Bay 50 St	0	0	4	1	4	Yes	0	0	0	0	0	0	0	4	1	4	0	2021
71	8 Av	0	0	4	4	4		0	0	0	0	0	0	0	4	4	4	Capital Program Station	2022
72	Fort Hamilton Pkwy	0	0	3	4	4	Yes	0	0	0	0	0	0	0	3	4	4	Capital Program Station	Completed
73	New Utrecht Av	0	0	4	4	4	Yes	0	0	0	0	0	0	0	4	4	4	Capital Program Station	2021
74	18 Av	0	0	4	4	4	Yes	0	0	0	0	0	0	0	4	4	4	Capital Program Station	2021
75	20 Av	0	0	3	2	3	Yes	0	0	0	0	0	0	0	3	2	3	Capital Program Station	2021
76	Bay Pkwy	0	0	4	4	4		0	0	0	0	0	0	0	4	4	4	Capital Program Station	Completed
77	Kings Hwy	0	0	4	4	4		0	0	0	0	0	0	0	4	4	4	Capital Program Station	Completed
78	Avenue U	0	0	4	3	4	Yes	0	0	0	0	0	0	0	4	3	4	Capital Program Station	2021
79	86 St	0	0	2	2	3	Yes	0	0	0	0	0	0	0	2	2	3	Capital Program Station	2021
80	121 St	0	0	4	1	4	Yes	0	0	0	0	0	0	0	4	1	4	0	2021
81	111 St	0	8	0	2	4		0	0	0	0	0	0	8	0	2	4	0	2022
82	104 St	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	0	2021
83	Woodhaven Blvd	0	8	0	4	4		0	0	0	0	0	0	8	0	4	4	0	2022
84	85 St-Forest Pkwy	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	0	2022
85	75 St-Elderts Ln	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	0	2022
86	Cypress Hills	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
87	Crescent St	0	0	4	0	4	Yes	0	0	0	0	0	0	0	4	0	4	0	2021
88	Norwood Av	0	0	0	0	3	Yes	0	0	0	0	0	0	0	0	0	3	0	2021
89	Cleveland St	0	0	2	0	3	Yes	0	0	0	0	0	0	0	2	0	3	0	2021
90	Van Siclen Ave	0	0	2	2	2	Yes	0	0	0	0	0	0	0	2	2	2	0	2021
91	Alabama Av	0	0	2	0	2	Yes	0	0	0	0	0	0	0	2	0	2	0	2021
92	Broadway Junction	0	0	8	0	8		0	0	0	0	0	0	0	8	0	8	Canarsie Shutdown	Completed
93	Chauncey St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	Canarsie Shutdown**	2021
94	Halsey St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	Canarsie Shutdown**	2021
95	Gates Av	0	0	6	2	4	Yes	0	0	0	0	0	0	0	6	2	4	Canarsie Shutdown**	2021
96	Kosciuszko St	0	0	6	2	4		0	0	0	0	0	0	0	6	2	4	Canarsie Shutdown	Completed
97	Myrtle Av	0	0	0	2	0		0	0	0	0	0	0	0	0	2	0	Canarsie Shutdown	Completed
98	Flushing Av	0	0	3	2	4		0	0	0	0	0	0	0	3	2	4	Canarsie Shutdown	Completed
99	Lorimer St	0	0	6	0	6		0	0	0	0	0	0	0	6	0	6	Canarsie Shutdown	Completed
100	Hewes St	0	0	6	0	6		0	0	0	0	0	0	0	6	0	6	Canarsie Shutdown	Completed
101	Marcy Av	0	0	12	0	8		0	0	0	0	0	0	0	12	0	8	Canarsie Shutdown	Completed
102	Delancey St-Essex St	4	8	2	4	4		0	0	0	0	0	4	8	2	4	4	Canarsie Shutdown**	Completed
103	Bowery	4	0	4	2	4		0	0	0	0	0	4	0	4	2	4	0	Completed
104	Canal St	0	1	4	2	4		0	0	0	0	0	0	1	4	2	4	0	Completed
105	Chambers St	2	0	8	4	8		0	0	0	0	0	2	0	8	4	8	0	2021
106	Fulton St	4	12	0	6	4		0	0	0	0	0	4	12	0	6	4	0	Platform Completed; DUP2021
107	Broad St	4	6	0	4	2		0	0	0	0	0	4	6	0	4	2	0	Platform Completed; DUP2022
108	Middle Village-Metropolitan Av	0	0	4	2	2		0	0	0	0	0	0	0	4	2	2	Canarsie Shutdown	Completed
109	Fresh Pond Rd	0	0	4	4	4	Yes	0	0	0	0	0	0	0	4	4	4	Canarsie Shutdown**	2021
110	Forest Av	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	Canarsie Shutdown**	2021
111	Seneca Av	0	0	1	2	2		0	0	0	0	0	0	0	1	2	2	Canarsie Shutdown	Completed
112	Myrtle-Wyckoff Avs	0	0	2	0	2		0	0	0	0	0	0	0	2	0	2	Canarsie Shutdown	Completed
113	Knickerbocker Av	0	0	6	2	4		0	0	0	0	0	0	0	6	2	4	Canarsie Shutdown	Completed
114	Central Av	0	0	6	2	4		0	0	0	0	0	0	0	6	2	4	Canarsie Shutdown	Completed
115	8 Av	0	2	6	0	4		0	0	0	0	0	0	2	6	0	4	Canarsie Shutdown	Completed
116	6 Av	0	5	4	2	4		0	0	0	0	0	0	5	4	2	4	Canarsie Shutdown	Completed
117	14 St-Union Sq	8	6	7	2	5		0	0	0	0	0	8	6	7	2	5	Platform Controller Station	2021
118	3 Av	8	17	0	4	4		0	0	0	0	0	8	17	0	4	4	Canarsie Shutdown	Completed
119	1 Av	8	16	0	16	4		0	0	0	0	0	8	16	0	16	4	Canarsie Shutdown	Platform Completed; DUP2021
120	Bedford Av	8	0	8	13	2		0	0	0	0	0	8	0	8	13	2	Canarsie Shutdown	Platform Completed; DUP2021
121	Lorimer St	4	12	0	4	0		0	0	0	0	0	4	12	0	4	0	Canarsie Shutdown	Completed
122	Graham Av	2	12	0	8	0		0	0	0	0	0	2	12	0	8	0	Canarsie Shutdown	Completed
123	Grand St	6	12	0	8	0		0	0	0	0	0	6	12	0	8	0	Canarsie Shutdown	Completed
124	Montrose Av	2	12	0	6	0		0	0	0	0	0	2	12	0	6	0	Canarsie Shutdown	Completed
125	Morgan Av	2	12	0	8	0		0	0	0	0	0	2	12	0	8	0	Canarsie Shutdown	Completed
126	Jefferson St	4	12	0	10	0		0	0	0	0	0	4	12	0	10	0	Canarsie Shutdown	Completed
127	DeKalb Av	2	12	0	10	0		0	0	0	0	0	2	12	0	10	0	Canarsie Shutdown	Completed
128	Myrtle-Wyckoff Avs	4	6	0	4	4		0	0	0	0	0	4	6	0	4	4	Canarsie Shutdown	Completed
129	Halsey St	0	12	0	12	0		0	0	0	0	0	0	12	0	12	0	Canarsie Shutdown	Completed
130	Wilson Av	0	0	0	2	2		0	0	0	0	0	0	0	0	2	2	Canarsie Shutdown	Completed
131	Bushwick Av	0	6	0	6	0		0	0	0	0	0	0	6	0	6	0	Canarsie Shutdown	Completed
132	Broadway Junction	0	0	6	0	4		0	0	0	0	0	0	0	6	0	4	Canarsie Shutdown	Completed
133	Atlantic Av	0	0	4	0	6	Yes	0	0	0	0	0	0	0	4	0	6	Canarsie Shutdown	2021
134	Sutter Av	0	6	0	0	6	Yes	0	0	0	0	0	0	6	0	0	6	Canarsie Shutdown	2021
135	Livonia Av	0	4	0	0	6	Yes	0	0	0	0	0	0	4	0	0	6	Canarsie Shutdown	2021
136	New Lots Av	0	4	0	0	6	Yes	0	0	0	0	0	0	4	0	0	6	Canarsie Shutdown	2021

Subway Stations

Amended and Restated Exhibit 2 - Subway Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - Subway Stations

Station Identifiers		Proposer Required Number of Digital Screens						Additional Anticipated Number of Digital Screens					Total Anticipated Number of Digital Screens					NYCT Initiative	Year of Installation
		Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required		Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated		
		DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens		DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens	DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens		
		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone	Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		
Reference Number	Station Name	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Increased 40% GASA	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding		
137	East 105 St	0	0	0	0	4	Yes	0	0	0	0	0	0	0	0	0	4	Canarsie Shutdown	2021
138	Canarsie-Rockaway Pkwy	0	0	8	6	4	Yes	0	0	0	0	0	0	0	8	6	4	Canarsie Shutdown	2022
139	Franklin Av	0	0	2	3	1		0	0	0	0	0	0	0	2	3	1	0	Completed
141	Park Pl	0	0	2	1	1		0	0	0	0	0	0	0	2	1	1	0	Completed
142	Botanic Garden	0	2	0	2	2		0	0	0	0	0	0	2	0	2	2	0	Completed
143	Inwood-207 St	4	0	4	4	2		0	0	0	0	0	4	0	4	4	2	0	Completed
144	Dyckman St	4	5	0	2	4		0	0	0	0	0	4	5	0	2	4	0	Completed
145	190 St	0	5	0	2	2		0	0	0	0	0	0	5	0	2	2	0	2021
146	181 St	4	0	8	4	3		0	0	0	0	0	4	0	8	4	3	0	Platform Completed; DUP2021
147	175 St	4	0	6	4	4		0	0	0	0	0	4	0	6	4	4	0	Completed
148	168 St	4	0	6	4	6		0	0	0	0	0	4	0	6	4	6	0	Completed
149	163 St-Amsterdam Av	4	4	0	22	8		0	0	0	0	0	4	4	0	22	8	ESI Station	Platform Completed; DUP2022
150	155 St	4	3	0	2	4		0	0	0	0	0	4	3	0	2	4	0	Completed
151	145 St	2	0	14	3	16		0	0	0	0	0	2	0	14	3	16	0	Completed
152	135 St	0	6	0	8	4		0	0	0	0	0	0	6	0	8	4	0	Completed
153	125 St	6	4	8	4	8		0	0	0	0	0	6	4	8	4	8	8th Ave	Completed
154	116 St	4	9	0	4	4		0	0	0	0	0	4	9	0	4	4	8th Ave**	Completed
155	Cathedral Pkwy (110 St)	0	6	0	20	13		0	0	0	0	0	0	6	0	20	13	ESI Station & 8th Ave	Completed
156	103 St	0	9	0	6	0		0	0	0	0	0	0	9	0	6	0	8th Ave**	Completed
157	96 St	4	15	0	4	4		0	0	0	0	0	4	15	0	4	4	8th Ave**	Platform Completed; DUP2021
158	86 St	6	6	0	20	12		0	0	0	0	0	6	6	0	20	12	ESI Station & 8th Ave	Platform Completed; DUP2022
159	81 St-Museum of Natural History	2	3	0	6	0		0	0	0	0	0	2	3	0	6	0	8th Ave**	Completed
160	72 St	0	4	0	16	8		0	0	0	0	0	0	4	0	16	8	ESI Station & 8th Ave	Completed
161	59 St-Columbus Circle	0	33	12	6	4		0	0	0	0	0	0	33	12	6	4	8th Ave	Completed
162	50 St	4	39	0	14	0		0	0	0	0	0	4	39	0	14	0	8th Ave**	Completed
163	42 St-Port Authority Bus Terminal	8	46	8	0	12		0	0	0	0	0	8	46	8	0	12	8th Ave	Completed
164	34 St-Penn Station	10	39	12	26	16		0	0	0	0	0	10	39	12	26	16	ESI Station	2021
165	23 St	10	24	0	12	0		0	0	0	0	0	10	24	0	12	0	8th Ave**	Platform Completed; DUP2021
166	14 St	10	4	8	4	4		0	0	0	0	0	10	4	8	4	4	8th Ave	Completed
167	W 4 St-Washington Sq	4	8	28	4	20		0	0	0	0	0	4	8	28	4	20	8th Ave	Platform Completed; DUP2021
168	Spring St	4	33	0	10	0		0	0	0	0	0	4	33	0	10	0	8th Ave**	Completed
169	Canal St	6	0	18	6	8		0	0	0	0	0	6	0	18	6	8	8th Ave**	Platform Completed; DUP2022
170	Chambers St	12	0	4	5	4		0	0	0	0	0	12	0	4	5	4	8th Ave	Completed
171	World Trade Center	10	3	8	6	4		0	0	0	0	0	10	3	8	6	4	8th Ave	Completed
172	Fulton St	0	0	2	0	8		0	0	0	0	0	0	0	2	0	8	8th Ave	Completed
173	High St	2	0	10	4	4		0	0	0	0	0	2	0	10	4	4	0	Completed
174	Jay St-MetroTech	6	3	12	5	12		0	0	0	0	0	6	3	12	5	12	Platform Controller Station	Platform Completed; DUP2021
175	Hoyt-Schermerhorn	0	4	0	2	8		0	0	0	0	0	0	4	0	2	8	Canarsie Shutdown**	Completed
176	Lafayette Av	2	12	0	6	4		0	0	0	0	0	2	12	0	6	4	0	Platform Completed; DUP2021
177	Clinton-Washington Avs	0	12	0	8	4		0	0	0	0	0	0	12	0	8	4	ESI Station	Completed
178	Franklin Av	2	6	0	2	4		0	0	0	0	0	2	6	0	2	4	0	Platform Completed; DUP2021
179	Nostrand Av	4	15	0	8	4		0	0	0	0	0	4	15	0	8	4	0	Platform Completed; DUP2021
180	Kingston-Throop Avs	4	6	0	4	4		0	0	0	0	0	4	6	0	4	4	ESI Station	Platform Completed; DUP2021
181	Utica Av	4	0	8	4	8		0	0	0	0	0	4	0	8	4	8	0	Platform Completed; DUP2021
182	Ralph Av	0	6	0	2	4		0	0	0	0	0	0	6	0	2	4	0	Completed
183	Rockaway Av	2	0	0	4	4		0	0	0	0	0	2	0	0	4	4	0	Platform Completed; DUP2021
184	Broadway Junction	0	0	20	0	10		0	0	0	0	0	0	0	20	0	10	Canarsie Shutdown**	Completed
185	Liberty Av	2	2	0	2	4		0	0	0	0	0	2	2	0	2	4	0	Platform Completed; DUP2021
186	Van Siclen Av	2	4	0	2	4	Yes	0	0	0	0	0	2	4	0	2	4	ESI Station	2022
187	Shepherd Av	0	4	0	2	4	Yes	0	0	0	0	0	0	4	0	2	4	0	2022
188	Euclid Av	0	0	8	2	8		0	0	0	0	0	0	0	8	2	8	0	2022
189	Grant Av	0	0	4	2	4		0	0	0	0	0	0	0	4	2	4	0	2022
190	80 St	0	0	6	4	4	Yes	0	0	0	0	0	0	0	6	4	4	0	2021
191	88 St	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	0	2021
192	Rockaway Blvd	0	0	6	4	6	Yes	0	0	0	0	0	0	0	6	4	6	0	2021
193	104 St	0	0	6	4	4	Yes	0	0	0	0	0	0	0	6	4	4	0	2021
194	111 St	0	0	6	4	4	Yes	0	0	0	0	0	0	0	6	4	4	0	2021
195	Ozone Park-Lefferts Blvd	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	0	2021
196	Aqueduct Racetrack	0	0	2	2	2	Yes	0	0	0	0	0	0	0	2	2	2	0	2021
197	Aqueduct-N Conduit Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2021
198	Howard Beach-JFK Airport	0	0	2	4	4		0	0	0	0	0	0	0	2	4	4	0	2021
199	Broad Channel	0	0	2	1	4	Yes	0	0	0	0	0	0	0	2	1	4	0	2021
200	Beach 90 St (Holland)	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2021
201	Beach 98 St (Playland)	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
202	Beach 105 St (Seaside)	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
203	Rockaway Park-Beach 116 St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
204	Beach 67 St (Gaston)	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
205	Beach 60 St (Straiton Av)	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022

Subway Stations

Amended and Restated Exhibit 2 - Subway Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - Subway Stations

Station Identifiers		Proposer Required Number of Digital Screens						Additional Anticipated Number of Digital Screens					Total Anticipated Number of Digital Screens					NYCT Initiative	Year of Installation
		Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required		Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated		
		DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens		DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens	DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens		
		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone	Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		
Reference Number	Station Name	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Increased 40% GASA	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding		
206	Beach 44 St (Frank Av)	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
207	Beach 36 St (Edgemere)	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
208	Beach 25 St (Wavecrest)	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
209	Far Rockaway-Mott Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
210	Norwood-205 St	0	0	4	4	4		0	0	0	0	0	0	0	4	4	4	0	Completed
211	Bedford Park Blvd	6	0	8	4	8		0	0	0	0	0	6	0	8	4	8	0	Completed
212	Kingsbridge Rd	4	0	12	4	8		0	0	0	0	0	4	0	12	4	8	0	Completed
213	Fordham Rd	8	0	10	2	10		0	0	0	0	0	8	0	10	2	10	0	Platform Completed; DUP2022
214	182-183 Sts	0	2	0	2	4		0	0	0	0	0	0	2	0	2	4	0	Completed
215	Tremont Av	4	0	8	4	8		0	0	0	0	0	4	0	8	4	8	0	Completed
216	174-175 Sts	0	6	0	25	12		0	0	0	0	0	0	6	0	25	12	ESI Station	Completed
217	170 St	4	3	0	4	4		0	0	0	0	0	4	3	0	4	4	0	Completed
218	167 St	4	8	0	23	16		0	0	0	0	0	4	8	0	23	16	ESI Station	Platform Completed; DUP2022
219	161 St-Yankee Stadium	10	11	0	4	4		0	0	0	0	0	10	11	0	4	4	0	Completed
220	155 St	0	2	0	2	4		0	0	0	0	0	0	2	0	2	4	0	Completed
221	21 St-Queensbridge	0	6	0	2	4		0	0	0	0	0	0	6	0	2	4	0	Completed
222	Roosevelt Island	0	4	0	2	2		0	0	0	0	0	0	4	0	2	2	0	Completed
223	Lexington Av/63 St	2	0	19	4	12		0	0	0	0	0	2	0	19	4	12	0	Completed
224	57 St	6	8	0	44	16		0	0	0	0	0	6	8	0	44	16	ESI Station	Platform Completed; DUP2022
225	47-50 Sts-Rockefeller Center	12	12	12	7	8		0	0	0	0	0	12	12	12	7	8	Canarsie Shutdown**	Completed
226	42 St-Bryant Park	2	10	12	6	8		0	0	0	0	0	2	10	12	6	8	Canarsie Shutdown**	Platform Completed; DUP2022
227	34 St-Herald Sq	18	2	12	8	8		0	0	0	0	0	18	2	12	8	8	Platform Controller Station	Platform Completed; DUP2021
228	23 St	4	6	0	18	14		0	0	0	0	0	4	6	0	18	14	ESI Station	Platform Completed; DUP2022
229	14 St	16	18	0	10	0		0	0	0	0	0	16	18	0	10	0	Canarsie Shutdown	Platform Completed; DUP2021
230	Broadway-Lafayette St	6	6	12	6	8		0	0	0	0	0	6	6	12	6	8	Canarsie Shutdown**	Completed
231	Grand St	2	0	16	2	4		0	0	0	0	0	2	0	16	2	4	0	Completed
232	2 Av	6	0	16	4	8		0	0	0	0	0	6	0	16	4	8	0	Completed
233	Delancey St-Essex St	8	13	0	4	2		0	0	0	0	0	8	13	0	4	2	Canarsie Shutdown**	Completed
234	East Broadway	0	0	2	4	4		0	0	0	0	0	0	0	2	4	4	0	Completed
235	York St	0	0	4	2	4		0	0	0	0	0	0	0	4	2	4	0	Completed
236	Bergen St	0	12	0	8	4		0	0	0	0	0	0	12	0	8	4	0	Completed
237	Carroll St	2	12	0	6	4		0	0	0	0	0	2	12	0	6	4	0	2022
238	Smith-9 Sts	0	6	0	2	4		0	0	0	0	0	0	6	0	2	4	0	Completed
239	4 Av-9 St	0	6	0	3	4		0	0	0	0	0	0	6	0	3	4	0	Completed
240	7 Av	6	0	12	4	8		0	0	0	0	0	6	0	12	4	8	0	2022
241	15 St-Prospect Park	6	0	8	8	4		0	0	0	0	0	6	0	8	8	4	0	Completed
242	Fort Hamilton Pkwy	0	6	0	4	4		0	0	0	0	0	0	6	0	4	4	0	Completed
243	Church Av	8	0	8	4	8		0	0	0	0	0	8	0	8	4	8	0	Completed
244	Ditmas Av	0	0	4	4	4	Yes	0	0	0	0	0	0	0	4	4	4	Capital Program Station	2021
245	18 Av	0	0	12	4	8	Yes	0	0	0	0	0	0	0	12	4	8	Capital Program Station	2021
246	Avenue I	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	Capital Program Station	2021
247	Bay Pkwy	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	Capital Program Station	2021
248	Avenue N	0	0	6	4	4	Yes	0	0	0	0	0	0	0	6	4	4	Capital Program Station	2021
249	Avenue P	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	Capital Program Station	2021
250	Kings Hwy	0	0	8	4	8	Yes	0	0	0	0	0	0	0	8	4	8	Capital Program Station	2021
251	Avenue U	0	0	2	1	4	Yes	0	0	0	0	0	0	0	2	1	4	Capital Program Station	2021
252	Avenue X	0	0	3	2	2	Yes	0	0	0	0	0	0	0	3	2	2	Capital Program Station	2021
253	Neptune Av	0	0	4	1	4	Yes	0	0	0	0	0	0	0	4	1	4	0	2021
254	Jamaica-179 St	4	0	4	4	4		0	0	0	0	0	4	0	4	4	4	0	2022
255	169 St	2	6	0	4	4	Yes	0	0	0	0	0	2	6	0	4	4	0	2022
256	Parsons Blvd	4	0	12	4	8	Yes	0	0	0	0	0	4	0	12	4	8	ESI Station	2022
257	Sutphin Blvd	0	6	0	4	4		0	0	0	0	0	0	6	0	4	4	0	Completed
258	Briarwood-Van Wyck Blvd	0	4	0	2	4		0	0	0	0	0	0	4	0	2	4	0	Completed
259	Kew Gardens-Union Turnpike	6	0	14	6	8		0	0	0	0	0	6	0	14	6	8	0	Platform Completed; DUP2021
260	75 Av	4	5	0	6	4	Yes	0	0	0	0	0	4	5	0	6	4	0	2022
261	Forest Hills-71 Av	6	0	14	8	8		0	0	0	0	0	6	0	14	8	8	0	Platform Completed; DUP2021
262	67 Av	2	4	0	4	4	Yes	0	0	0	0	0	2	4	0	4	4	ESI Station	2022
263	63 Dr-Rego Park	4	15	0	8	4		0	0	0	0	0	4	15	0	8	4	0	Platform Completed; DUP2021
264	Woodhaven Blvd	2	11	0	4	4		0	0	0	0	0	2	11	0	4	4	0	Platform Completed; DUP2021
265	Grand Av-Newtown	4	9	0	4	4		0	0	0	0	0	4	9	0	4	4	0	Platform Completed; DUP2021
266	Elmhurst Av	4	6	0	6	4		0	0	0	0	0	4	6	0	6	4	0	Completed
267	Jackson Heights-Roosevelt Av	0	6	8	8	10		0	0	0	0	0	0	6	8	8	10	Platform Controller Station	Completed
268	65 St	0	7	0	2	4		0	0	0	0	0	0	7	0	2	4	0	Completed
269	Northern Blvd	2	7	0	4	4		0	0	0	0	0	2	7	0	4	4	ESI Station	Completed
270	46 St	0	8	0	7	4		0	0	0	0	0	0	8	0	7	4	0	Completed
271	Steinway St	4	12	0	4	4		0	0	0	0	0	4	12	0	4	4	0	Platform Completed; DUP2021
272	36 St	8	7	0	6	4		0	0	0	0	0	8	7	0	6	4	0	Platform Completed; DUP2022
273	Queens Plaza	6	0	10	8	8		0	0	0	0	0	6	0	10	8	8	0	Platform Completed; DUP2022

Subway Stations

Amended and Restated Exhibit 2 - Subway Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - Subway Stations

	Station Identifiers		Proposer Required Number of Digital Screens						Additional Anticipated Number of Digital Screens					Total Anticipated Number of Digital Screens						
			Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required		Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	NYCT Initiative	Year of Installation
			DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens		DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens	DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens		
			Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone	Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		
	Reference Number	Station Name	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Increased 40% GASA	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding		
286	274	Court Sq-23 St	4	18	0	6	0		0	0	0	0	0	4	18	0	6	0	Canarsie Shutdown	Completed
287	275	Lexington Av/53 St	4	0	6	7	6		0	0	0	0	0	4	0	6	7	6	Platform Controller Station	Platform Completed; DUP2021
288	276	5 Av/53 St	2	15	0	4	4		0	0	0	0	0	2	15	0	4	4	0	Platform Completed; DUP2021
289	277	7 Av	6	0	10	6	8		0	0	0	0	0	6	0	10	6	8	0	2021
290	278	Jamaica Center-Parsons/Archer	0	11	0	4	8		0	0	0	0	0	0	11	0	4	8	0	Completed
291	279	Sutphin Blvd-Archer Av-JFK Airport	0	2	10	4	8		0	0	0	0	0	0	2	10	4	8	0	Completed
292	280	Jamaica-Van Wyck	0	0	2	2	4		0	0	0	0	0	0	0	2	2	4	0	Completed
293	281	Court Sq	0	6	1	6	4		0	0	0	0	0	0	6	1	6	4	Canarsie Shutdown	Completed
294	282	21 St	4	0	2	2	2		0	0	0	0	0	4	0	2	2	2	Canarsie Shutdown**	Platform Completed; DUP2022
295	283	Greenpoint Av	8	12	0	10	0		0	0	0	0	0	8	12	0	10	0	Canarsie Shutdown	Completed
296	284	Nassau Av	6	15	0	10	0		0	0	0	0	0	6	15	0	10	0	Canarsie Shutdown	Platform Completed; DUP2022
297	285	Metropolitan Av	6	15	0	6	0		0	0	0	0	0	6	15	0	6	0	Canarsie Shutdown	Platform Completed; DUP2022
298	286	Broadway	4	9	0	6	0		0	0	0	0	0	4	9	0	6	0	Canarsie Shutdown	Platform Completed; DUP2022
299	287	Flushing Av	0	6	0	4	4		0	0	0	0	0	0	6	0	4	4	ESI Station	Completed
300	288	Myrtle-Willoughby Avs	0	6	0	4	4		0	0	0	0	0	0	6	0	4	4	Canarsie Shutdown**	Completed
301	289	Bedford-Nostrand Avs	0	0	10	4	4		0	0	0	0	0	0	0	10	4	4	Canarsie Shutdown**	Completed
302	290	Classon Av	0	6	0	2	4		0	0	0	0	0	0	6	0	2	4	ESI Station	Completed
303	291	Clinton-Washington Avs	2	12	0	6	4		0	0	0	0	0	2	12	0	6	4	Canarsie Shutdown**	Completed
304	292	Fulton St	4	12	0	6	4		0	0	0	0	0	4	12	0	6	4	Canarsie Shutdown**	Completed
305	293	Van Cortlandt Park-242 St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
306	294	238 St	0	0	3	3	4	Yes	0	0	0	0	0	0	0	3	3	4	0	2022
307	295	231 St	0	0	1	1	4	Yes	0	0	0	0	0	0	0	1	1	4	0	2022
308	296	Marble Hill-225 St	0	0	4	1	4	Yes	0	0	0	0	0	0	0	4	1	4	0	2022
309	297	215 St	0	0	4	2	4		0	0	0	0	0	0	0	4	2	4	0	Completed
310	298	207 St	0	0	4	1	4		0	0	0	0	0	0	0	4	1	4	0	Completed
311	299	Dyckman St	0	0	2	1	4		0	0	0	0	0	0	0	2	1	4	0	Completed
312	300	191 St	0	4	0	2	4		0	0	0	0	0	0	4	0	2	4	0	Completed
313	301	181 St	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	0	2022
314	302	168 St	2	0	4	1	4		0	0	0	0	0	2	0	4	1	4	0	2022
315	303	157 St	2	12	0	4	4		0	0	0	0	0	2	12	0	4	4	0	Completed
316	304	145 St	6	12	0	4	4		0	0	0	0	0	6	12	0	4	4	0	Completed
317	305	137 St-City College	0	6	0	4	4		0	0	0	0	0	0	6	0	4	4	0	Completed
318	306	125 St	0	0	2	2	4		0	0	0	0	0	0	0	2	2	4	0	2021
319	307	116 St-Columbia University	6	0	6	2	4		0	0	0	0	0	6	0	6	2	4	0	2021
320	308	Cathedral Pkwy (110 St)	6	0	6	4	4		0	0	0	0	0	6	0	6	4	4	0	Completed
321	309	103 St	8	6	3	2	4		0	0	0	0	0	8	6	3	2	4	0	Completed
322	310	96 St	8	0	10	6	8		0	0	0	0	0	8	0	10	6	8	0	Platform Completed; DUP2021
323	311	86 St	8	9	0	4	4		0	0	0	0	0	8	9	0	4	4	0	Completed
324	312	79 St	8	12	0	4	4		0	0	0	0	0	8	12	0	4	4	0	Completed
325	313	72 St	0	1	8	4	8		0	0	0	0	0	0	1	8	4	8	0	Completed
326	314	66 St-Lincoln Center	8	3	3	4	2		0	0	0	0	0	8	3	3	4	2	0	Completed
327	315	59 St-Columbus Circle	12	29	0	4	8		0	0	0	0	0	12	29	0	4	8	0	Completed
328	316	50 St	2	12	0	3	5		0	0	0	0	0	2	12	0	3	5	0	Completed
329	317	Times Sq-42 St	10	32	16	8	8		0	0	0	0	0	10	32	16	8	8	Platform Controller Station	Platform Completed; DUP2021
330	318	34 St-Penn Station	6	18	8	28	12		0	0	0	0	0	6	18	8	28	12	ESI Station & Platform Control	2021
331	319	28 St	12	4	0	4	4		0	0	0	0	0	12	4	0	4	4	0	Platform Completed; DUP2021
332	320	23 St	8	18	0	4	4		0	0	0	0	0	8	18	0	4	4	0	Completed
333	321	18 St	12	12	0	4	4		0	0	0	0	0	12	12	0	4	4	0	Completed
334	322	14 St	8	0	16	4	8		0	0	0	0	0	8	0	16	4	8	Canarsie Shutdown	Completed
335	323	Christopher St-Sheridan Sq	6	18	0	4	4		0	0	0	0	0	6	18	0	4	4	0	Completed
336	324	Houston St	8	15	0	8	4		0	0	0	0	0	8	15	0	8	4	0	Platform Completed; DUP2022
337	325	Canal St	4	13	0	4	4		0	0	0	0	0	4	13	0	4	4	0	Platform Completed; DUP2022
338	326	Franklin St	4	9	0	4	2		0	0	0	0	0	4	9	0	4	2	0	Platform Completed; DUP2022
339	327	Chambers St	8	0	8	2	8		0	0	0	0	0	8	0	8	2	8	0	Platform Completed; DUP2021
340	328	Cortlandt St (Under Reconstruction)	0	6	0	6	0		0	0	0	0	0	0	6	0	6	0	Capital Program Station	Completed
341	329	Rector St	4	12	0	4	8		0	0	0	0	0	4	12	0	4	8	0	Platform Completed; DUP2022
342	330	South Ferry	0	0	5	4	4		0	0	0	0	0	0	0	5	4	4	0	Completed
343	331	Park Pl	0	0	6	2	4		0	0	0	0	0	0	0	6	2	4	0	Completed
344	332	Fulton St	2	3	0	10	4		0	0	0	0	0	2	3	0	10	4	0	Completed
345	333	Wall St	2	6	0	5	4		0	0	0	0	0	2	6	0	5	4	0	Completed
346	334	Clark St	0	6	0	2	2		0	0	0	0	0	0	6	0	2	2	0	2022
347	335	Borough Hall	6	15	0	2	4		0	0	0	0	0	6	15	0	2	4	0	Platform Completed; DUP2021
348	336	Hoyt St	4	0	6	6	4		0	0	0	0	0	4	0	6	6	4	0	2022
349	337	Nevins St	4	0	8	1	8		0	0	0	0	0	4	0	8	1	8	0	Platform Completed; DUP2021
350	338	Atlantic Av-Barclays Center	0	21	10	8	6		0	0	0	0	0	0	21	10	8	6	0	Completed
351	339	Bergen St	8	6	0	4	4		0	0	0	0	0	8	6	0	4	4	0	Completed
352	340	Grand Army Plaza	6	0	4	2	4		0	0	0	0	0	6	0	4	2	4	0	Completed
353	341	Eastern Pkwy-Brooklyn Museum	2	6	0	2	4		0	0	0	0	0	2	6	0	2	4	0	2022

Subway Stations

Amended and Restated Exhibit 2 - Subway Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - Subway Stations

Station Identifiers		Proposer Required Number of Digital Screens						Additional Anticipated Number of Digital Screens					Total Anticipated Number of Digital Screens					NYCT Initiative	Year of Installation
		Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required		Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated		
		DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens		DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens	DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens		
		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone	Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		
Reference Number	Station Name	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Increased 40% GASA	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding		
342	Franklin Av	8	0	8	2	8		0	0	0	0	0	8	0	8	2	8	0	Completed
343	Nostrand Av	0	3	0	2	3		0	0	0	0	0	0	3	0	2	3	0	2022
344	Kingston Av	0	3	0	2	4		0	0	0	0	0	0	3	0	2	4	0	2022
345	Crown Heights-Utica Av	2	0	8	4	10		0	0	0	0	0	2	0	8	4	10	0	Completed
346	Sutter Av-Rutland Rd	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
347	Saratoga Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
348	Rockaway Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
349	Junius St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
350	Pennsylvania Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
351	Van Siclen Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
352	New Lots Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
353	President St	2	0	4	2	4		0	0	0	0	0	2	0	4	2	4	0	Completed
354	Sterling St	0	4	0	2	2	Yes	0	0	0	0	0	0	4	0	2	2	0	2022
355	Winthrop St	4	8	0	4	4		0	0	0	0	0	4	8	0	4	4	0	2022
356	Church Av	0	4	0	4	4	Yes	0	0	0	0	0	0	4	0	4	4	0	2022
357	Beverly Rd	0	2	0	4	4	Yes	0	0	0	0	0	0	2	0	4	4	0	2022
358	Newkirk Av	0	4	0	3	4	Yes	0	0	0	0	0	0	4	0	3	4	0	2022
359	Flatbush Av-Brooklyn College	2	4	0	4	2		0	0	0	0	0	2	4	0	4	2	0	2022
360	Pelham Bay Park	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
361	Buhre Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
362	Middletown Rd	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
363	Westchester Sq-East Tremont Av	0	4	0	2	4	Yes	0	0	0	0	0	0	4	0	2	4	ESI Station	2022
364	Zerega Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
365	Castle Hill Av	0	8	2	2	4		0	0	0	0	0	0	8	2	2	4	0	2022
366	Parkchester	0	0	7	3	7		0	0	0	0	0	0	0	7	3	7	0	2022
367	St. Lawrence Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
368	Morrison Av-Soundview	0	0	0	2	4	Yes	0	0	0	0	0	0	0	0	2	4	0	2022
369	Elder Av	0	0	1	2	4	Yes	0	0	0	0	0	0	0	1	2	4	0	2022
370	Whitlock Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
371	Hunts Point Av	0	0	4	2	4		0	0	0	0	0	0	0	4	2	4	ESI Station	Completed
372	Longwood Av	2	2	0	4	2		0	0	0	0	0	2	2	0	4	2	0	Completed
373	E 149 St	2	2	0	4	2		0	0	0	0	0	2	2	0	4	2	0	Completed
374	E 143 St-St. Mary's St	0	2	0	4	2		0	0	0	0	0	0	2	0	4	2	0	Completed
375	Cypress Av	0	2	0	4	2		0	0	0	0	0	0	2	0	4	2	0	Completed
376	Brook Av	0	2	0	4	2		0	0	0	0	0	0	2	0	4	2	ESI Station	Completed
377	3 Av-138 St	0	0	4	4	8		0	0	0	0	0	0	0	4	4	8	ESI Station	Completed
378	Woodlawn	0	0	2	2	2		0	0	0	0	0	0	0	2	2	2	0	Completed
379	Mosholu Pkwy	0	8	0	4	4		0	0	0	0	0	0	8	0	4	4	0	2022
380	Bedford Park Blvd-Lehman College	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
381	Kingsbridge Rd	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
382	Fordham Rd	0	0	2	2	4		0	0	0	0	0	0	0	2	2	4	0	2022
383	183 St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
384	Burnside Av	0	0	8	2	8	Yes	0	0	0	0	0	0	0	8	2	8	0	2022
385	176 St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
386	Mt. Eden Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
387	170 St	0	8	0	2	4		0	0	0	0	0	0	8	0	2	4	0	2022
388	167 St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
389	161 St-Yankee Stadium	0	0	7	2	4		0	0	0	0	0	0	0	7	2	4	0	Completed
390	149 St-Grand Concourse (UL)	2	0	8	4	8		0	0	0	0	0	2	0	8	4	8	8th Ave	Completed
391	138 St-Grand Concourse	0	10	0	2	4		0	0	0	0	0	0	10	0	2	4	Capital Program Station	2021
392	125 St	4	4	6	2	8		0	0	0	0	0	4	4	6	2	8	Platform Controller Station	Platform Completed; DUP2022
393	116 St	0	7	0	4	4		0	0	0	0	0	0	7	0	4	4	0	Completed
394	110 St	4	12	0	2	4		0	0	0	0	0	4	12	0	2	4	0	Platform Completed; DUP2022
395	103 St	2	12	0	1	4		0	0	0	0	0	2	12	0	1	4	0	Completed
396	96 St	6	18	0	2	4		0	0	0	0	0	6	18	0	2	4	0	Completed
397	86 St	8	36	0	3	16		0	0	0	0	0	8	36	0	3	16	Platform Controller Station	Completed
398	77 St	8	12	0	4	4		0	0	0	0	0	8	12	0	4	4	Platform Controller Station	Platform Completed; DUP2021
399	68 St-Hunter College	4	12	0	2	4		0	0	0	0	0	4	12	0	2	4	0	2023
400	59 St	4	39	0	10	12		0	0	0	0	0	4	39	0	10	12	Platform Controller Station	Platform Completed; DUP2021
401	51 St	16	21	0	8	8		0	0	0	0	0	16	21	0	8	8	Platform Controller Station	Platform Completed; DUP2021
402	Grand Central-42 St	4	21	18	9	3		0	0	0	0	0	4	21	18	9	3	Platform Controller Station*	Completed
403	33 St	16	12	0	2	4		0	0	0	0	0	16	12	0	2	4	Platform Controller Station	Completed
404	28 St	8	5	0	26	13		0	0	0	0	0	8	5	0	26	13	ESI Station	Completed
405	23 St	12	13	0	4	8		0	0	0	0	0	12	13	0	4	8	0	Platform Completed; DUP2022
406	14 St-Union Sq	2	7	13	4	7		0	0	0	0	0	2	7	13	4	7	Platform Controller Station	Completed
407	Astor Pl	0	0	8	4	0		0	0	0	0	0	0	0	8	4	0	0	Completed
408	Bleecker St	10	16	0	6	3		0	0	0	0	0	10	16	0	6	3	Platform Controller Station	Platform Completed; DUP2021
409	Spring St	6	21	0	2	4		0	0	0	0	0	6	21	0	2	4	0	Platform Completed; DUP2021

Subway Stations

Amended and Restated Exhibit 2 - Subway Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - Subway Stations

Station Identifiers		Proposer Required Number of Digital Screens						Additional Anticipated Number of Digital Screens					Total Anticipated Number of Digital Screens						
		Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required		Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated		
		DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens		DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens	DUP Screens	Ad Screens	Ad Screens	CIC Screens	CIC Screens	NYCT Initiative	Year of Installation
		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone	Total DUP	Wall Mounted	Totem	Unpaid Zone	Paid Zone		
Reference Number	Station Name	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Increased 40% GASA	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Double Sided Station Entrance - Digital Urban Panels	Station Platform Wall Mounted Advertising Screens	Station Platform Freestanding Advertising Screens	Unpaid Zone Customer Information Centers	Station Platform Customer Information Centers -- Wall Mounted or Freestanding		
410	Canal St	0	7	0	8	4		0	0	0	0	0	0	7	0	8	4	0	Completed
411	Brooklyn Br-City Hall	12	0	14	6	8		0	0	0	0	0	12	0	14	6	8	0	Platform Completed; DUP2021
412	Fulton St	6	0	18	10	6		0	0	0	0	0	6	0	18	10	6	Platform Controller Station	Platform Completed; DUP2021
413	Wall St	6	0	4	2	3		0	0	0	0	0	6	0	4	2	3	0	Platform Completed; DUP2021
414	Bowling Green	4	9	4	6	6		0	0	0	0	0	4	9	4	6	6	0	Platform Completed; DUP2022
415	Borough Hall	4	0	5	6	4		0	0	0	0	0	4	0	5	6	4	0	2023
416	Wakefield-241 St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
417	Nereid Av	0	0	1	2	4	Yes	0	0	0	0	0	0	0	1	2	4	0	2022
418	233 St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
419	225 St	0	0	2	2	4		0	0	0	0	0	0	0	2	2	4	0	Completed
420	219 St	0	0	2	2	4		0	0	0	0	0	0	0	2	2	4	0	Completed
421	Gun Hill Rd	0	0	4	2	4		0	0	0	0	0	0	0	4	2	4	0	Completed
422	Burke Av	0	0	2	2	4		0	0	0	0	0	0	0	2	2	4	0	Completed
423	Allerton Av	0	0	2	2	4		0	0	0	0	0	0	0	2	2	4	0	Completed
424	Pelham Pkwy	0	0	2	4	2		0	0	0	0	0	0	0	2	4	2	0	Completed
425	Bronx Park East	0	8	0	2	4		0	0	0	0	0	0	8	0	2	4	0	2022
426	E 180 St	0	0	8	2	8		0	0	0	0	0	0	0	8	2	8	0	Completed
427	West Farms Sq-E Tremont Av	0	0	0	2	4	Yes	0	0	0	0	0	0	0	0	2	4	0	2022
428	174 St	0	0	0	3	4	Yes	0	0	0	0	0	0	0	0	3	4	0	2022
429	Freeman St	0	0	2	3	3	Yes	0	0	0	0	0	0	0	2	3	3	0	2022
430	Simpson St	0	0	2	3	2	Yes	0	0	0	0	0	0	0	2	3	2	0	2022
431	Intervale Av	0	0	2	2	4		0	0	0	0	0	0	0	2	2	4	0	Completed
432	Prospect Av	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
433	Jackson Av	0	0	2	2	3	Yes	0	0	0	0	0	0	0	2	2	3	0	2022
434	3 Av-149 St	0	0	2	4	2		0	0	0	0	0	0	0	2	4	2	0	Completed
435	149 St-Grand Concourse (LL)	0	12	0	0	4		0	0	0	0	0	0	12	0	0	4	8th Ave	2022
436	Harlem-148 St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	0	2022
437	145 St	0	4	0	10	6		0	0	0	0	0	0	4	0	10	6	ESI Station	Completed
438	135 St	4	6	0	4	4		0	0	0	0	0	4	6	0	4	4	0	Completed
439	125 St	8	9	0	4	4		0	0	0	0	0	8	9	0	4	4	0	Completed
440	116 St	8	9	0	4	4		0	0	0	0	0	8	9	0	4	4	0	Completed
441	Central Park North (110 St)	2	0	2	2	4		0	0	0	0	0	2	0	2	2	4	0	2022
442	Eastchester-Dyre Av	0	0	4	2	4	Yes	0	0	0	0	0	0	0	4	2	4	0	2022
443	Baychester Av	0	0	2	0	4	Yes	0	0	0	0	0	0	0	2	0	4	0	2022
444	Gun Hill Rd	0	0	2	2	4		0	0	0	0	0	0	0	2	2	4	0	Completed
445	Pelham Pkwy	0	0	6	2	6		0	0	0	0	0	0	0	6	2	6	ESI Station	Completed
446	Morris Park	0	0	2	1	4	Yes	0	0	0	0	0	0	0	2	1	4	0	2022
447	Flushing-Main St	8	0	14	4	8		0	0	0	0	0	8	0	14	4	8	Platform Controller Station	2023
448	Mets-Willets Point	0	0	10	4	9		0	0	0	0	0	0	0	10	4	9	Capital Program Station	Completed
449	111 St	0	0	3	2	4		0	0	0	0	0	0	0	3	2	4	Capital Program Station	2022
450	103 St-Corona Plaza	0	0	2	2	4		0	0	0	0	0	0	0	2	2	4	Capital Program Station	2022
451	Junction Blvd	0	0	8	2	8		0	0	0	0	0	0	0	8	2	8	0	2022
452	90 St-Elmhurst Av	0	0	4	3	4		0	0	0	0	0	0	0	4	3	4	0	2022
453	82 St-Jackson Heights	0	0	2	2	4		0	0	0	0	0	0	0	2	2	4	Capital Program Station	2022
454	74 St-Broadway	0	0	9	1	8		0	0	0	0	0	0	0	9	1	8	Platform Controller Station	2022
455	69 St	0	0	2	2	4	Yes	0	0	0	0	0	0	0	2	2	4	Capital Program Station	2022
456	Woodside-61 St	0	0	12	4	8		0	0	0	0	0	0	0	12	4	8	Capital Program Station	2022
457	52 St	0	0	2	3	4	Yes	0	0	0	0	0	0	0	2	3	4	Capital Program Station	2022
458	46 St-Bliss St	0	0	4	3	4		0	0	0	0	0	0	0	4	3	4	0	2022
459	40 St-Lowery St	0	0	4	1	4	Yes	0	0	0	0	0	0	0	4	1	4	0	2022
460	33 St-Rawson St	0	0	4	3	8	Yes	0	0	0	0	0	0	0	4	3	8	0	2022
461	Queensboro Plaza	0	0	12	3	8		0	0	0	0	0	0	0	12	3	8	Platform Controller Station	2022
462	Court Sq	0	0	15	2	4		0	0	0	0	0	0	0	15	2	4	Canarsie Shutdown	Completed
463	Hunters Point Av	2	16	0	2	4		0	0	0	0	0	2	16	0	2	4	0	Completed
464	Vernon Blvd-Jackson Av	6	6	0	10	4		0	0	0	0	0	6	6	0	10	4	0	Platform Completed; DUP2022
465	Grand Central-42 St	0	3	8	2	4		0	0	0	0	0	0	3	8	2	4	Platform Controller Station*	2021
466	5 Av	0	0	6	4	6		0	0	0	0	0	0	0	6	4	6	0	Completed
467	Times Sq-42 St	0	0	10	0	4		0	0	0	0	0	0	0	10	0	4	Platform Controller Station	Completed
468	Times Sq-42 St	0	11	8	4	8		0	0	0	0	0	0	11	8	4	8	Capital Program Station	2021
469	Grand Central-42 St	2	0	10	0	6		0	0	0	0	0	2	0	10	0	6	Platform Controller Station	2021
471	7 West - Hudson Yards	0	9	0	2	6		0	0	0	0	0	0	9	0	2	6	0	2022
475	96 St	0	0	6	3	6		0	0	0	0	0	0	0	6	3	6	0	Completed
476	86 St	0	0	4	4	6		0	0	0	0	0	0	0	4	4	6	0	Completed
477	72 St	0	0	8	4	5		0	0	0	0	0	0	0	8	4	5	0	Completed
501	St. George	0	0	2	2	24	Yes	0	0	0	0	0	0	0	2	2	24	0	2022
502	Tompkinsville	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
503	Stapleton	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
504	Clifton	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a

Subway Stations

Amended and Restated Exhibit 2 - Subway Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - Subway Stations

Row	Station Identifiers: Reference Number	Station Identifiers: Station Name	Proposer Required Number of Digital Screens: Proposer Required – DUP Screens – Total DUP – Double Sided Station Entrance - Digital Urban Panels	Proposer Required – Ad Screens – Wall Mounted – Station Platform Wall Mounted Advertising Screens	Proposer Required – Ad Screens – Totem – Station Platform Freestanding Advertising Screens	Proposer Required – CIC Screens – Unpaid Zone – Unpaid Zone Customer Information Centers	Proposer Required – CIC Screens – Paid Zone – Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Increased 40% GASA	Additional Anticipated Number of Digital Screens: Additional Anticipated – DUP Screens – Total DUP – Double Sided Station Entrance - Digital Urban Panels	Additional Anticipated – Ad Screens – Wall Mounted – Station Platform Wall Mounted Advertising Screens	Additional Anticipated – Ad Screens – Totem – Station Platform Freestanding Advertising Screens	Additional Anticipated – CIC Screens – Unpaid Zone – Unpaid Zone Customer Information Centers	Additional Anticipated – CIC Screens – Paid Zone – Station Platform Customer Information Centers -- Wall Mounted or Freestanding	Total Anticipated Number of Digital Screens: Total Anticipated – DUP Screens – Total DUP – Double Sided Station Entrance - Digital Urban Panels	Total Anticipated – Ad Screens – Wall Mounted – Station Platform Wall Mounted Advertising Screens	Total Anticipated – Ad Screens – Totem – Station Platform Freestanding Advertising Screens	Total Anticipated – CIC Screens – Unpaid Zone – Unpaid Zone Customer Information Centers	Total Anticipated – CIC Screens – Paid Zone – Station Platform Customer Information Centers -- Wall Mounted or Freestanding	NYCT Initiative	Year of Installation
490	505	Grasmere	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
491	506	Old Town	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
492	507	Dongan Hills	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
493	508	Jefferson Avenue	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
494	509	Grant City	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
495	510	New Dorp	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
496	511	Oakwood Heights	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
497	512	Bay Terrace	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
498	513	Great Kills	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
499	514	Eltingville	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
500	515	Annadale	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
501	516	Huguenot	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
502	517	Princes Bay	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
503	518	Pleasant Plains	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
504	519	Richmond Valley	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	ESI Station	n/a
505	520	Arthur Kill	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
506	522	Tottenville	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0	n/a
507	GRAND TOTAL		1,078	2,058	1,710	1,866	2,270		0	0	0	0	0	1,078	2,058	1,710	1,866	2,270		

Row	Reference Number	Station Name
509	140	Dean St (Closed)
510	470	Transit Museum
511	472	Not Shown
512	473	Not Shown
513	474	Not Shown

Color Code

Row	Color	Meaning
518	(green)	ESI Station
519	(peach)	Capital Program Station
520	(grey)	Canarsie Shutdown
521	(orange)	Platform Controller Station
522	(blue)	Priority Project

Subway Stations

Amended and Restated Exhibit 2 - NYCT Rolling Stock

Proposer Required / Total Anticipated Screen Counts - NYCT Subway Rolling Stock

Rolling Stock Identifiers		No. of Cars and Proposer Required No. of Digital Screens (Annual)				No. of Cars and Proposer Required No. of Digital Screens (Annual)				No. of Cars and Proposer Required No. of Digital Screens (Annual)				No. of Cars and Proposer Required No. of Digital Screens (Annual)			
		2018				2019				2020				2021			
Division	Car Model	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Brand Train Car - Digital Car Squares (QSM)	*Proposer Required* Digital Brand Train Car - Digital Rack Cards (CC48)	*Proposer Required* Static Car - Digital Car Squares (QSM)	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Brand Train Car - Digital Car Squares (QSM)	*Proposer Required* Digital Brand Train Car - Digital Rack Cards (CC48)	*Proposer Required* Static Car - Digital Car Squares (QSM)	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Brand Train Car - Digital Car Squares (QSM)	*Proposer Required* Digital Brand Train Car - Digital Rack Cards (CC48)	*Proposer Required* Static Car - Digital Car Squares (QSM)	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Brand Train Car - Digital Car Squares (QSM)	*Proposer Required* Digital Brand Train Car - Digital Rack Cards (CC48)	*Proposer Required* Static Car - Digital Car Squares (QSM)
Rolling Stock B-Divison	**R32**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R42**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R46**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62A (5-Car)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62A (3-Car)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62A (Single Units)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R68**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R68A**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R142**	0	0	0	0	0	0	0	0	0	0	0	0	5	8	20	12
Rolling Stock A-Divison	**R142A**	0	0	0	0	0	0	0	0	20	8	20	72	75	120	300	180
Rolling Stock B-Divison	**R143**	0	0	0	0	0	0	0	0	0	0	0	0	4	8	20	8
Rolling Stock B-Divison	**R160A (4-Car)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R160A (5-Car)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R160B1**	0	0	0	0	0	0	0	0	10	16	60	24	60	80	300	160
Rolling Stock B-Divison	**R160B2**	0	0	0	0	0	0	0	0	5	0	0	20	0	0	0	0
Rolling Stock B-Divison	**R179 (4-Car)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R179 (5-Car)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R188 (5-Car)**	7	4	4	20	0	0	0	0	30	8	20	112	55	88	220	132
Rolling Stock A-Divison	**R188 (6-Car)**	6	0	0	24	0	0	0	0	0	0	0	0	24	32	80	64
GRAND TOTAL		**13**	**4**	**4**	**44**	**0**	**0**	**0**	**0**	**65**	**32**	**100**	**228**	**223**	**336**	**940**	**556**

NYCT Rolling Stock

Amended and Restated Exhibit 2 - NYCT Rolling Stock

Proposer Required / Total Anticipated Screen Counts - NYCT Subway Rolling Stock

Rolling Stock Identifiers		No. of Cars and Proposer Required No. of Digital Screens (Annual)				No. of Cars and Proposer Required No. of Digital Screens (Annual)				No. of Cars and Proposer Required No. of Digital Screens (Annual)				No. of Cars and Proposer Required No. of Digital Screens (Annual)			
		2022				2023				2024				2025			
Division	Car Model	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Brand Train Car - Digital Car Squares (QSM)	*Proposer Required* Digital Brand Train Car - Digital Rack Cards (CC48)	*Proposer Required* Static Car - Digital Car Squares (QSM)	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Brand Train Car - Digital Car Squares (QSM)	*Proposer Required* Digital Brand Train Car - Digital Rack Cards (CC48)	*Proposer Required* Static Car - Digital Car Squares (QSM)	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Brand Train Car - Digital Car Squares (QSM)	*Proposer Required* Digital Brand Train Car - Digital Rack Cards (CC48)	*Proposer Required* Static Car - Digital Car Squares (QSM)	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Brand Train Car - Digital Car Squares (QSM)	*Proposer Required* Digital Brand Train Car - Digital Rack Cards (CC48)	*Proposer Required* Static Car - Digital Car Squares (QSM)
Rolling Stock B-Divison	**R32**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R42**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R46**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62A (5-Car)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62A (3-Car)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62A (Single Units)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R68**	56	96	288	128	40	80	240	80	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R68A**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R142**	115	160	400	300	40	64	160	96	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R142A**	55	88	220	132	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R143**	60	104	260	136	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R160A (4-Car)**	76	144	540	160	20	40	150	40	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R160A (5-Car)**	85	136	510	204	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R160B1**	60	96	360	144	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R160B2**	80	112	420	208	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R179 (4-Car)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R179 (5-Car)**	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R188 (5-Car)**	50	80	200	120	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R188 (6-Car)**	24	32	80	64	0	0	0	0	0	0	0	0	0	0	0	0
GRAND TOTAL		**661**	**1,048**	**3,278**	**1,596**	**100**	**184**	**550**	**216**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**

NYCT Rolling Stock

Amended and Restated Exhibit 2 - NYCT Rolling Stock

Proposer Required / Total Antici

Rolling Stock Identifiers		No. of Cars and Proposer Required No. of Digital Screens (Annual)				Number of Cars and Proposer Required Number of Digital Screens (Cumulative Total)			
		2026				TOTAL			
Division	Car Model	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Brand Train Car - Digital Car Squares (QSM)	*Proposer Required* Digital Brand Train Car - Digital Rack Cards (CC48)	*Proposer Required* Static Car - Digital Car Squares (QSM)	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Brand Train Car - Digital Car Squares (QSM)	*Proposer Required* Digital Brand Train Car - Digital Rack Cards (CC48)	*Proposer Required* Static Car - Digital Car Squares (QSM)
Rolling Stock B-Divison	**R32**	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R42**	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R46**	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62**	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62A (5-Car)**	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62A (3-Car)**	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R62A (Single Units)**	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R68**	0	0	0	0	96	176	528	208
Rolling Stock B-Divison	**R68A**	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R142**	0	0	0	0	160	232	580	408
Rolling Stock A-Divison	**R142A**	0	0	0	0	150	216	540	384
Rolling Stock B-Divison	**R143**	0	0	0	0	64	112	280	144
Rolling Stock B-Divison	**R160A (4-Car)**	0	0	0	0	96	184	690	200
Rolling Stock B-Divison	**R160A (5-Car)**	0	0	0	0	85	136	510	204
Rolling Stock B-Divison	**R160B1**	0	0	0	0	130	192	720	328
Rolling Stock B-Divison	**R160B2**	0	0	0	0	85	112	420	228
Rolling Stock B-Divison	**R179 (4-Car)**	0	0	0	0	0	0	0	0
Rolling Stock B-Divison	**R179 (5-Car)**	0	0	0	0	0	0	0	0
Rolling Stock A-Divison	**R188 (5-Car)**	0	0	0	0	142	180	444	384
Rolling Stock A-Divison	**R188 (6-Car)**	0	0	0	0	54	64	160	152
GRAND TOTAL		**0**	**0**	**0**	**0**	**1062**	**1,604**	**4,872**	**2,640**

NYCT Rolling Stock

Amended and Restated Exhibit 2 - Subway Notes

Assumptions and Clarifications

A) The Parties acknowledge and agree the Digital Screen Characteristics tab sets forth the type of screen that Concessionaire will provide for each category of screen identified in the Subway Stations tab and the Subway Rolling Stock tab, subject in each case to reasonable modification in the event that that the Agency and Concessionaire determine, working together in good faith, that a specified screen type cannot be accommodated due the limitations/restraints in a particular station or of a particular car. Without limiting the foregoing, the Parties acknowledge and agree that, as detailed in the Digital Screen Characteristics tab, for each "1" digital display set forth in the Unpaid Zone Customer Information Centers and Station Platform Customer Information Centers - Wall Mounted or Freestanding columns in the Subway Stations tab, Concessionaire intends to deploy "2" Concessionaire screens (such that the face of the "1" Unpaid Zone Customer Information Centers is made up of a total of 2 Concessionaire screens).

B) The Parties acknowledge and agree as follows in relation to each NYCT Initiative listed in Column V in the Subway Stations tab:
(1) for purpose of this Note, the term "Then-Current Unmodified Master Schedule" shall mean the Master Schedule in effect immediately before any revisions to such Master Schedule in connection with an Annual Performance Review under Master TCs Section 16.7 (Annual Review);
(2) as of the Effective Date of this Agreement, this Exhibit 2 comprises the Master Schedule, so that the date when an Agency Vendor is expected to perform the NYCT Initiatives in a particular station is the year identified in Column AF (Year of Installation);
(3) the Parties recognize that such timing is subject to modification in connection with the Annual Performance Review process under Master TCs Section 16.7 (Annual Review) (as well as via mutual agreement under Master TCs Section 3.8.1 (Development of Services Schedule);
(4) whether there has been a failure by an Agency Vendor to perform as expected under the Master Schedule (as specified under Master TCs Section 14(iii) (Unexpected Agency Delay)) shall be determined by reference to the Then-Current Unmodified Master Schedule;
(5) the fact that, at the time of an Annual Performance Review, there may be, or may have been a delay caused by the failure of an Agency Vendor to perform as expected under the Then-Current Unmodified Master Schedule shall not prevent the Parties from recognizing the fact there may be, or may have been, such a delay when agreeing to revisions to the Master Schedule pursuant to Master TCs Section 16.7.3 (Proposed Changes in Schedule for New License Year; Equitable Adjustments); provided that any such revisions shall not prevent the Concessionaire from seeking an Equitable Adjustment (or Equitable Adjustments) with respect to the failure of an Agency Vendor to perform as expected under the Then-Current Unmodified Master Schedule, as provided under Master TCs Section 25.5 (Procedure for Equitable Adjustments).

C) For all double-sided screen types set forth in this Exhibit 2, the value represented in the applicable column is equal to the number of faces (not the number of double-sided displays). For example, for station #1, the Subway Stations tab (G14) sets forth 4 Double Sided Station Platform Freestanding, which the Parties acknowledge and agree reflects 4 total faces, rather than 4 complete double-sided screens (with 8 faces).

Notes

* Three ESI stations are opening in Q4 2017, though the concessionaire will still need to install advertising screens in 2018, provided that the specific installation dates will be set forth in the Services Schedule in accordance with Section 3.8 of the Master TCs.

** These stations are priorities for NYCT and NYCT would like these to be completed prior to April 1, 2019, provided that the specific installation dates will be set forth in the Services Schedule in accordance with Section 3.8 of the Master TCs.

*** Grand Central Station Complex on the Subways is undergoing significant reconstruction in the mezzanine area until 2021

**** Station Platform Customer Information Centers - Freestanding screens are double-sided on island platforms, provided that the value represented in the applicable column is equal to the number of faces (not the number of double-sided displays).

***** Intentionally omitted.

Rail Car Screen Installation Guidelines and Assumptions/Clarifications

1. All screen installation will follow the car equipment SMS program, which specifies the number of rail cars that will undergo overhauls in each year, provided that (i) in any License Year, MTA's failure to make available to Concessionaire the number of rail cars (by type) specified in the applicable column for such year in the Subway Rolling Stock tab (e.g., column G for 2019, column K for 2020) shall constitute an Unexpected Agency Delay Event; and (ii) for each License year, regardless of the car equipment SMS program, Concessionaire shall only be obligated to install the number of digital displays required for such year in Subway Rolling Stock tab (determined in accordance with #4 below) below), save to the extent that MTA gives notice to accelerate the schedule in accordance with, and subject to, Master TCs Section 3.3.6.

2. Intentionally omitted.

3. Intentionally omitted.

Note 2: NYCT has the right to alter the annual totals by car class, as required to meet the needs of NYCT, subject to #1 above.

4. Intentionally omitted.

Force Account Estimates

1. All per station costs are averages that will vary by station size and installation scope (to be determined during surveying)
2. Rail car costs are averages, but will be adjusted once the full scope of work is determined
3. Stations with side platforms have a range of TA Labor support costs. So long as power (and other, if necessary) cables to the digital screen are run via a cable tray, trough, or some other cable management system (to be approved by NYCT Capital Program Management), the conduit management system on side platforms may be installed on the ceiling adjacent to the wall. However, should cables to the digital screens be run via pipes, they will need to be run trackside of the ceiling on side platforms, resulting in an increase of support costs.

Subway Notes

Amended and Restated Exhibit 2 - MNR Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - MNR Stations

Station Identifiers		Propeser Required Number of Digital Screens							Additional Anticipated Number of Digital Screens							Total Anticipated Number of Digital Screens								
Reference Number	Station Name	*Proposer Required* Ad Screens – Digital Screens Primarily for Advertising	*Proposer Required* Kiosk - Train Arrival / Departure Board	*Proposer Required* Customer Information Displays (CID) - Digital Replacement	*Proposer Required* Platform Displays (PD) Single Sided	*Proposer Required* Platform Displays (PD) Double Sided	*Proposer Required* Yankee Stadium Station Gate Boards	*Proposer Required* GCT Track Indicators[4]	*Additional Anticipated* Ad Screens – Digital Screens Primarily for Advertising	*Additional Anticipated* Kiosk - Train Arrival / Departure Board	*Additional Anticipated* Customer Information Displays (CID) - Digital Replacement	*Additional Anticipated* Platform Displays (PD) Single Sided	*Additional Anticipated* Platform Displays (PD) Double Sided	*Additional Anticipated* Yankee Stadium Station Gate Boards	*Additional Anticipated* GCT Track Indicators[4]	*Total Anticipated* Ad Screens – Digital Screens Primarily for Advertising	*Total Anticipated* Kiosk - Train Arrival / Departure Board	*Total Anticipated* Customer Information Displays (CID) - Digital Replacement	*Total Anticipated* Platform Displays (PD) Single Sided	*Total Anticipated* Platform Displays (PD) Double Sided	*Total Anticipated* Yankee Stadium Station Gate Boards	*Total Anticipated* GCT Track Indicators4	MNR Initiative	Year of Installation
1	Poughkeepsie[3]	4	0	3	0	0	0	0	0	0	0	0	0	0	0	4	0	3	0	0	0	0	CSI	Completed
2	New Hamburg[3]	0	0	3	0	12	0	0	0	0	0	0	0	0	0	0	0	3	0	12	0	0	CSI	TBD, per MNR
3	Beacon[3]	0	0	3	0	12	0	0	0	0	0	0	0	0	0	0	0	3	0	12	0	0	CSI	TBD, per MNR
4	Breakneck Ridge	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
5	Cold Spring[3]	0	4	2	0	12	0	0	0	0	0	0	0	0	0	0	4	2	0	12	0	0	CSI	TBD, per MNR
6	Garrison[3]	0	4	2	0	12	0	0	0	0	0	0	0	0	0	0	4	2	0	12	0	0	CSI	TBD, per MNR
7	Manitou	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
8	Peekskill[3]	0	0	3	0	18	0	0	0	0	0	0	0	0	0	0	0	3	0	18	0	0	CSI	TBD, per MNR
9	Cortlandt[3]	0	0	3	4	12	0	0	0	0	0	0	0	0	0	0	0	3	4	12	0	0	CSI	TBD, per MNR
10	Croton-Harmon	0	3	6	0	0	0	0	0	0	0	0	0	0	0	0	3	6	0	0	0	0	CSI	TBD, per MNR
11	Ossining	8	0	4	0	0	0	0	0	0	0	0	0	0	0	8	0	4	0	0	0	0	CSI	Completed
12	Scarborough	0	0	3	0	0	0	0	0	0	0	0	0	0	0	0	0	3	0	0	0	0	CSI	TBD, per MNR
13	Philipse Manor	0	0	3	0	0	0	0	0	0	0	0	0	0	0	0	0	3	0	0	0	0	CSI	TBD, per MNR
14	Tarrytown	8	2	4	0	0	0	0	0	0	0	0	0	0	0	8	2	4	0	0	0	0	CSI	Completed
15	Irvington	0	0	3	0	0	0	0	0	0	0	0	0	0	0	0	0	3	0	0	0	0	CSI	TBD, per MNR
16	Ardsley-on-Hudson	0	0	3	0	0	0	0	0	0	0	0	0	0	0	0	0	3	0	0	0	0	CSI	TBD, per MNR
17	Dobbs Ferry	0	1	3	0	0	0	0	0	0	0	0	0	0	0	0	1	3	0	0	0	0	CSI	TBD, per MNR
18	Hastings-on-Hudson	0	1	3	0	0	0	0	0	0	0	0	0	0	0	0	1	3	0	0	0	0	CSI	TBD, per MNR
19	Greystone	0	3	3	5	8	0	0	0	0	0	0	0	0	0	0	3	3	5	8	0	0	CSI	TBD, per MNR
20	Glenwood	0	2	3	5	8	0	0	0	0	0	0	0	0	0	0	2	3	5	8	0	0	CSI	TBD, per MNR
21	Yonkers	0	0	2	0	0	0	0	0	0	0	0	0	0	0	0	0	2	0	0	0	0	CSI	TBD, per MNR
22	Ludlow	0	3	3	4	8	0	0	0	0	0	0	0	0	0	0	3	3	4	8	0	0	CSI	TBD, per MNR
23	Riverdale[1]	2	3	3	0	12	0	0	0	0	0	0	0	0	0	2	3	3	0	12	0	0	CSI	Completed
24	Spuyten Duyvil	1	0	3	6	6	0	0	0	0	0	0	0	0	0	1	0	3	6	6	0	0	CSI	Completed
25	Marble Hill	0	0	1	3	2	0	0	0	0	0	0	0	0	0	0	0	1	3	2	0	0	CSI	TBD, per MNR
26	University Heights	0	2	1	2	2	0	0	0	0	0	0	0	0	0	0	2	1	2	2	0	0	CSI	TBD, per MNR
27	Morris Heights	1	0	2	2	4	0	0	0	0	0	0	0	0	0	1	0	2	2	4	0	0	CSI	Completed
28	Yankees-E.153rd Street	0	20	3	0	0	8	0	0	0	0	0	0	0	0	0	20	3	0	0	8	0	CSI	TBD, per MNR
29	Harlem-125th Street[2]	8	2	4	0	40	0	0	0	0	0	0	0	0	0	8	2	4	0	40	0	0	CSI	Completed
30	Grand Central Terminal***	127	0	0	178	0	0	14	0	0	0	0	0	0	0	127	0	0	178	0	0	14	CSI	Completed
31	Wassaic[3]	0	1	1	4	4	0	0	0	0	0	0	0	0	0	0	1	1	4	4	0	0	CSI	TBD, per MNR
32	Tenmile River[3]	0	1	1	2	4	0	0	0	0	0	0	0	0	0	0	1	1	2	4	0	0	CSI	TBD, per MNR
33	Dover Plains[3]	0	1	1	4	4	0	0	0	0	0	0	0	0	0	0	1	1	4	4	0	0	CSI	TBD, per MNR
34	Harlem Valley-Wingdale[3]	0	1	1	4	4	0	0	0	0	0	0	0	0	0	0	1	1	4	4	0	0	CSI	TBD, per MNR
35	Appalachian Trail	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
36	Pawling[3]	0	1	1	4	4	0	0	0	0	0	0	0	0	0	0	1	1	4	4	0	0	CSI	TBD, per MNR
37	Patterson[3]	0	1	1	4	4	0	0	0	0	0	0	0	0	0	0	1	1	4	4	0	0	CSI	TBD, per MNR
38	Southeast[3]	0	0	2	0	16	0	0	0	0	0	0	0	0	0	0	0	2	0	16	0	0	CSI	TBD, per MNR
39	Brewster[3]	0	0	2	0	12	0	0	0	0	0	0	0	0	0	0	0	2	0	12	0	0	CSI	TBD, per MNR
40	Croton Falls[3]	0	4	2	0	16	0	0	0	0	0	0	0	0	0	0	4	2	0	16	0	0	CSI	TBD, per MNR
41	Purdys[3]	0	4	2	0	16	0	0	0	0	0	0	0	0	0	0	4	2	0	16	0	0	CSI	TBD, per MNR
42	Goldens Bridge[3]	0	0	2	0	16	0	0	0	0	0	0	0	0	0	0	0	2	0	16	0	0	CSI	TBD, per MNR
43	Katonah[3]	0	0	2	0	16	0	0	0	0	0	0	0	0	0	0	0	2	0	16	0	0	CSI	TBD, per MNR
44	Bedford Hills[3]	0	4	3	0	12	0	0	0	0	0	0	0	0	0	0	4	3	0	12	0	0	CSI	TBD, per MNR
45	Mount Kisco[3]	0	0	2	0	16	0	0	0	0	0	0	0	0	0	0	0	2	0	16	0	0	CSI	TBD, per MNR
46	Chappaqua[3]	4	0	2	0	16	0	0	0	0	0	0	0	0	0	4	0	2	0	16	0	0	CSI	2023
47	Pleasantville[3]	0	0	3	0	12	0	0	0	0	0	0	0	0	0	0	0	3	0	12	0	0	CSI	TBD, per MNR
48	Hawthorne[3]	0	4	2	0	16	0	0	0	0	0	0	0	0	0	0	4	2	0	16	0	0	CSI	TBD, per MNR
49	Mount Pleasant	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
50	Valhalla[3]	0	2	3	0	12	0	0	0	0	0	0	0	0	0	0	2	3	0	12	0	0	CSI	TBD, per MNR
51	North White Plains[2]	6	3	3	2	44	0	0	0	0	0	0	0	0	0	6	3	3	2	44	0	0	CSI	2023
52	White Plains[1,2]	12	4	8	0	28	0	0	0	0	0	0	0	0	0	12	4	8	0	28	0	0	CSI	Completed
53	Hartsdale[2]	6	3	3	0	22	0	0	0	0	0	0	0	0	0	6	3	3	0	22	0	0	CSI	2022
54	Scarsdale[2]	12	2	3	0	20	0	0	0	0	0	0	0	0	0	12	2	3	0	20	0	0	CSI	2022
55	Crestwood[1,2]	0	4	6	2	34	0	0	0	0	0	0	0	0	0	0	4	6	2	34	0	0	CSI	Completed
56	Tuckahoe[2,3]	0	0	3	0	22	0	0	0	0	0	0	0	0	0	0	0	3	0	22	0	0	CSI	TBD, per MNR
57	Bronxville[1,2,3]	0	2	3	0	20	0	0	0	0	0	0	0	0	0	0	2	3	0	20	0	0	CSI	TBD, per MNR
58	Fleetwood[2,3]	0	0	3	0	22	0	0	0	0	0	0	0	0	0	0	0	3	0	22	0	0	CSI	TBD, per MNR
59	Mount Vernon West[2,3]	0	0	3	0	20	0	0	0	0	0	0	0	0	0	0	0	3	0	20	0	0	CSI	TBD, per MNR
60	Wakefield[3]	0	2	1	8	0	0	0	0	0	0	0	0	0	0	0	2	1	8	0	0	0	CSI	TBD, per MNR
61	Woodlawn[3]	0	3	2	0	8	0	0	0	0	0	0	0	0	0	0	3	2	0	8	0	0	CSI	TBD, per MNR
62	Williams Bridge[3]	0	2	2	0	10	0	0	0	0	0	0	0	0	0	0	2	2	0	10	0	0	CSI	TBD, per MNR
63	Botanical Garden[3]	0	0	3	0	16	0	0	0	0	0	0	0	0	0	0	0	3	0	16	0	0	CSI	TBD, per MNR
64	Fordham[3]	6	0	3	0	20	0	0	0	0	0	0	0	0	0	6	0	3	0	20	0	0	CSI	2021
65	Tremont	2	0	0	0	4	0	0	0	0	0	0	0	0	0	2	0	0	0	4	0	0	CSI	Completed
66	Melrose	2	0	1	0	4	0	0	0	0	0	0	0	0	0	2	0	1	0	4	0	0	CSI	Completed

MNR Stations

Amended and Restated Exhibit 2 - MNR Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - MNR Stations

Station Identifiers		Propeser Required Number of Digital Screens							Additional Anticipated Number of Digital Screens							Total Anticipated Number of Digital Screens								
Reference Number	Station Name	*Proposer Required* Ad Screens – Digital Screens Primarily for Advertising	*Proposer Required* Kiosk - Train Arrival / Departure Board	*Proposer Required* Customer Information Displays (CID) - Digital Replacement	*Proposer Required* Platform Displays (PD) Single Sided	*Proposer Required* Platform Displays (PD) Double Sided	*Proposer Required* Yankee Stadium Station Gate Boards	*Proposer Required* GCT Track Indicators[4]	*Additional Anticipated* Ad Screens – Digital Screens Primarily for Advertising	*Additional Anticipated* Kiosk - Train Arrival / Departure Board	*Additional Anticipated* Customer Information Displays (CID) - Digital Replacement	*Additional Anticipated* Platform Displays (PD) Single Sided	*Additional Anticipated* Platform Displays (PD) Double Sided	*Additional Anticipated* Yankee Stadium Station Gate Boards	*Additional Anticipated* GCT Track Indicators[4]	*Total Anticipated* Ad Screens – Digital Screens Primarily for Advertising	*Total Anticipated* Kiosk - Train Arrival / Departure Board	*Total Anticipated* Customer Information Displays (CID) - Digital Replacement	*Total Anticipated* Platform Displays (PD) Single Sided	*Total Anticipated* Platform Displays (PD) Double Sided	*Total Anticipated* Yankee Stadium Station Gate Boards	*Total Anticipated* GCT Track Indicators4	MNR Initiative	Year of Installation
67	Waterbury	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
68	Naugatuck	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
69	Beacon Falls	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
70	Seymour	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
71	Ansonia	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
72	Derby Shelton	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
73	Danbury	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
74	Bethel	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
75	Redding	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
76	Branchville	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
77	Cannondale	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
78	Wilton	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
79	Merritt-7	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
80	New Canaan	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
81	Talmadge Hill	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
82	Springdale	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
83	Glenbrook	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
84	New Haven-State St.	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
85	New Haven	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
86	West Haven	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
87	Milford	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
88	Stratford	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
89	Bridgeport	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
90	Fairfield Metro	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
91	Fairfield	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
92	Southport	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
93	Green's Farms	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
94	Westport	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
95	East Norwalk	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
96	South Norwalk	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
97	Rowayton	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
98	Darien	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
99	Noroton Heights	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
100	Stamford	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
101	Old Greenwich	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
102	Riverside	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
103	Cos Cob	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
104	Greenwich	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
105	Port Chester[1]	6	1	5	0	20	0	0	0	0	0	0	0	0	0	6	1	5	0	20	0	0	CSI	Completed
106	Rye	6	2	2	0	0	0	0	0	0	0	0	0	0	0	6	2	2	0	0	0	0	CSI	Completed
107	Harrison	6	0	2	0	0	0	0	0	0	0	0	0	0	0	6	0	2	0	0	0	0	CSI	Completed
108	Mamaroneck	7	1	2	0	0	0	0	0	0	0	0	0	0	0	7	1	2	0	0	0	0	CSI	Completed
109	Larchmont	10	0	5	0	0	0	0	0	0	0	0	0	0	0	10	0	5	0	0	0	0	CSI	Completed
110	New Rochelle	7	0	4	0	0	0	0	0	0	0	0	0	0	0	7	0	4	0	0	0	0	CSI	Completed
111	Pelham	10	0	2	0	0	0	0	0	0	0	0	0	0	0	10	0	2	0	0	0	0	CSI	Completed
112	Mount Vernon East	6	0	4	0	0	0	0	0	0	0	0	0	0	0	6	0	4	0	0	0	0	CSI	Completed
113	Port Jervis	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
114	Otisville	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
115	Middletown	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
116	Campbell Hall	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
117	Salisbury Mills	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
118	Harriman	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
119	Tuxedo	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
120	Sloatsburg	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
121	Suffern	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
122	Spring Valley	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
123	Nanuet	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
124	Pearl River	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	
GRAND TOTAL		267	103	185	243	682	8	14	0	0	0	0	0	0	0	267	103	185	243	682	8	14		

Color Coding

(green)	CSI

MNR Stations

Amended and Restated Exhibit 2 - MNR Rolling Stock

Proposer Required / Total Anticipated Screen Counts - MNR Rail Car Rolling Stock

Rolling Stock Identifiers		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		Number of Cars and Proposer Required Number of Digital Screens (Cumulative Total)	
		2018		2019		2020		2021		2022		2023		2024		2025		2026		TOTAL	
Division	Car Model	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens
MNR	**M7A**	0	0	2	8	16	64	80	320	106	424	0	0	0	0	0	0	0	0	204	816
MNR	**M8**	0	0	3	12	0	0	0	0	99	396	96	384	0	0	0	0	0	0	198	792
GRAND TOTAL		**0**	**0**	**5**	**20**	**16**	**64**	**80**	**320**	**205**	**820**	**96**	**384**	**0**	**0**	**0**	**0**	**0**	**0**	**402**	**1,608**

MNR Rolling Stock

Amended and Restated Exhibit 2 - MNR Notes

DISCLAIMER:
Intentionally omitted.

ASSUMPTIONS AND CLARIFICATIONS:

A) All labor for the installation of Communication Devices for the CSI and Lower Harlem Line Project will be performed by the MNR Contractor or by MNR pursuant to Letter Agreement No. 7. The Concessionaire's responsibility will include furnish and delivery of the Devices to the MNR Contractor or MNR, in accordance with Exhibit 8, Section 1 Clause 29 and Letter Agreement No. 7, as applicable.

B) This table lists New York stations only. Connecticut stations are under development and the Parties may agree to additional digital displays to be installed in Connecticut stations. The Parties may also agree to additional digital displays to be installed in station numbers 113-124. Any such agreement(s) will be memorialized in writing as part of the Services Schedule and, as necessary, an amendment to this Exhibit 2.

C) For all Enhanced Stations, MNR requires all Kiosks and Platform Displays to be replaced with the new Concessionaire furnished Communication Devices set forth in the MNR Stations tab, by the CSI Design-Builder in accordance with Exhibit 8, Section 1 Clause 29.

D) The Parties acknowledge and agree the Digital Screen Characteristics tab sets forth the type of screen that Concessionaire will provide for each category of screen identified in the MNR Stations tab, subject in each case to reasonable modification in the event that that the Agency and Concessionaire determine, working together in good faith, that a specified screen type cannot be accommodated due the limitations/restraints in a particular station or on a particular rail car.

E(A) It was originally anticipated that Agency Vendors would perform all of the specified MNR Initiatives in each station in the year originally identified in Column AB (Year of Installation). The Parties acknowledge and agree as follows in relation to each MNR Initiative listed in Column AA in the MNR Stations tab to the extent such MNR Intiatives were previously or are in the future performed by Agency Vendors:
(1) for purpose of this Note, the term "Then-Current Unmodified Master Schedule" shall mean the Master Schedule in effect immediately before any revisions to such Master Schedule in connection with an Annual Performance Review under Master TCs Section 16.7 (Annual Review);
(2) as of the Effective Date of this Agreement, this Exhibit 2 comprises the Master Schedule, so that the date when an Agency Vendor is expected to perform the MNR Initiatives in a particular station is the year identified in Column AB (Year of Installation);
(3) the Parties recognize that such timing is subject to modification in connection with the Annual Performance Review process under Master TCs Section 16.7 (Annual Review) (as well as via mutual agreement under Master TCs Section 3.8.1 (Development of Services Schedule);
(4) whether there has been a failure by an Agency Vendor to perform as expected under the Master Schedule (as specified under Master TCs Section 14(iii) (Unexpected Agency Delay)) shall be determined by reference to the Then-Current Unmodified Master Schedule;
(5) the fact that, at the time of an Annual Performance Review, there may be, or may have been a delay caused by the failure of an Agency Vendor to perform as expected under the Then-Current Unmodified Master Schedule shall not prevent the Parties from recognizing the fact there may be, or may have been, such a delay when agreeing to revisions to the Master Schedule pursuant to Master TCs Section 16.7.3 (Proposed Changes in Schedule for New License Year; Equitable Adjustments); provided that any such revisions shall not prevent the Concessionaire from seeking an Equitable Adjustment (or Equitable Adjustments) with respect to the failure of an Agency Vendor to perform as expected under the Then-Current Unmodified Master Schedule, as provided under Master TCs Section 25.5 (Procedure for Equitable Adjustments).

E(B) As of the date of Letter Agreement No. 7, it is anticipated that MNR forces (rather than Agency Vendors) will install Communication Devices in some MNR stations that were previously identified as specific MNR Initiatives. As set forth in Letter Agreement No. 7, it is anticipated that MNR forces will complete up to 2 stations per year during the Term, prioritizing the stations set forth in Letter Agreement No. 7. MNR will be responsible for developing an updated installation schedule in coordination with Concessionaire, which will be reflected in the Annual Services Schedule (under Master TCs 3.8.1 (Development of Services Schedule)), provided that MNR must provide sufficient notice to Concessionaire of its future installation plans to enable Concessionaire to purchase, receive and provision Communication Devices for installation by MNR.

F) For all double-sided screen types set forth in this Exhibit 2, the value represented in the applicable column is equal to the number of faces (not the number of double-sided displays).

G) The Parties acknowledge and agree that (i) Concessionaire's BAFO set forth Daktronics-supplied screens for the Platform Displays Single Sided and Platform Displays Double Sided screen types, but the Parties have subsequently agreed that Concessionaire will supply Concessionaire's proprietary screens for such screen types; (ii) the necessary design, development and manufacturing ramp-up for the specific make/model of proprietary screens necessary for the Platform Displays Single Sided and Platform Displays Double Sided screen types may not be completed until mid- to late-2018; and (iii) accordingly, the Services Schedule will take into account and, if necessary the Year of Installation set forth for those screens in this Exhibit 2 will be modified to take into account, the time period required for such design, development and manufacturing ramp-up.

H) Intentionally Omitted.

I) Intentionally Omitted.

NOTES:

[1] Enhanced Station Classification

[2] Stations with Hollow Core platforms have additional mounting restrictions. Coring, drilling or anchoring into existing platform deck is not permitted.

[3] Stations for the Lower Harlem Line Project and Future Capital Program are currently in design and have not been fully surveyed.

[4] GCT Gateboards are oriented in portrait layout.

[5] Harlem-125th St.: MNR Scope intends to replace the existing 3 Arrival/Departure Boards. Total Concessionaire Scope is only 3.

[6] Crestwood: Of the existing 3 Kiosks, only 1 was intended to be replaced and 1 new display to be added. Hence, the Concessionaire is required to install a total of 4 Kiosks at this station.

[7] Yankees-E.153rd Street: Optional CSI item which may or may not be awarded.

[8] Intentionally Omitted

[9] The size and installation elevation of Platform Displays (PD) are to be such as to allow a minimum vertical clearance of 84". PD sizes can change in order to maximize screen sizes based on varying site conditions. PD sizes must remain uniform within a station but can vary from station to station.

** The design and location of these signs is subject to review and approval by MNR. Work prior to installation will involve site visits, individual station power studies and consideration of any effects on the CSI project timeline.

*** Please note that for GCT, MNR envisions additional screens in the train shed, north end passageways, phone banks, customer information centers, etc., provided that the location of each digital display will be agreed upon by the Parties and set forth in the applicable Services Schedule, in accordance with Section 3.8 of the Master TCs.

**** Intentionally omitted.

***** For MNR rolling stock, we also made the following assumptions:

- As noted in the RFP, all retrofitting work of rolling stock will need to be performed by the car manufacturer or a qualified third party, contracted for by the Concessionaire and subject to MNR approval, in accordance with Exhibit 8, Section 1 Clause 29. Therefore, the Concessionaire will deal directly with said car manufacturer or qualified third party, and MNR will not exchange any costs or funds with either entity.

MNR Notes

Amended and Restated Exhibit 2 - LIRR Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - LIRR Stations

Station Identifiers		Proposer Required Number of Digital Screens																		
		Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Proposer Required	Additional Anticipated	Additional Anticipated
Reference Number	Station Name	Double Sided Island Platform Ad Sign Parallel to Tracks	Single Sided Platform Ad Screen	Dedicated Customer Information Sign - Replacing AVPS	Customer Message Boards	Pedestrian Overpass Signs	New LIRR Customer Information Signs	Solari Display - Main Destination Board	Solari Display - Train Connection Board	Solari Display Gate Indicator	Solari Display - Platform Display[3]	Solari Display - Type 2	New Replacement Message Board	New Westerly Portal	Street Level Sign	Information Kiosk	New Gate Sign Entrance	Waiting Room	Double Sided Island Platform Ad Sign Parallel to Tracks	Single Sided Platform Ad Screen
1	Penn Station Upper Level	70	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2	Jamaica[1]	0	0	TBD - See Note 1 below	0	0	0	2	0	24	100	0	36	6	6	12	0	0	0	0
3	Hicksville	20	10	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
4	Atlantic Terminal	0	0	TBD - See Note 1 below	7	0	0	0	1	14	50	1	0	0	0	0	4	2	0	0
5	Ronkonkoma	10	9	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
6	Huntington	0	6	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
7	Babylon	16	1	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
8	Mineola	0	11	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
9	Great Neck	0	7	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
10	Bayside	0	6	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
11	Valley Stream	6	0	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
12	Rockville Centre	8	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
13	Port Washington	12	3	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
14	Merrick	8	0	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
15	Woodside	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
16	Baldwin	8	0	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
17	Bellmore	8	0	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
18	Deer Park	0	7	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
19	Syosset	0	6	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
20	Freeport	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
21	Wantagh	8	0	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
22	Hunterspoint Avenue	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
23	Manhasset	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
24	Massapequa	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
25	Lynbrook	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
26	Long Beach	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
27	Wyandanch	0	0	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
28	New Hyde Park	0	6	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
29	Seaford	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
30	Massapequa Park	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
31	Westbury	0	9	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
32	Farmingdale	0	6	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
33	Bethpage	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
34	Central Islip	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
35	Little Neck	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
36	Lindenhurst	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
37	Floral Park	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
38	Auburndale	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
39	Brentwood	0	6	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
40	Cold Spring Harbor	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
41	Copiague	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
42	Amityville	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
43	Oceanside	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
44	Douglaston	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
45	Rosedale	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
46	Broadway	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
47	Hempstead	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
48	Northport	0	0	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
49	Stony Brook	0	6	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
50	Flushing Main Street	0	6	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
51	Forest Hills	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
52	Merillon Avenue	0	2	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
53	Hewlett	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
54	Island Park	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
55	Laurelton	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
56	Kew Gardens	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
57	Woodmere	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
58	Queens Village	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
59	Nassau Boulevard	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
60	Stewart Manor	0	6	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
61	Kings Park	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
62	Cedarhurst	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
63	Bay Shore	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
64	Locust Manor	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
65	East New York	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
66	Hillside	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

LIRR Stations

Amended and Restated Exhibit 2 - LIRR Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - LIRR Stations

Station Identifiers		Proposer Required Number of Digital Screens																		
		Proposer Required	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Additional Anticipated*	*Additional Anticipated*
Reference Number	Station Name	Double Sided Island Platform Ad Sign Parallel to Tracks	Single Sided Platform Ad Screen	Dedicated Customer Information Sign - Replacing AVPS	Customer Message Boards	Pedestrian Overpass Signs	New LIRR Customer Information Signs	Solari Display - Main Destination Board	Solari Display - Train Connection Board	Solari Display - Gate Indicator	Solari Display - Platform Display[3]	Solari Display - Type 2	New Replacement Message Board	New Westerly Portal	Street Level Sign	Information Kiosk	New Gate Sign Entrance	Waiting Room	Double Sided Island Platform Ad Sign Parallel to Tracks	Single Sided Platform Ad Screen
67	Port Jefferson	0	2	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
68	Bellerose	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
69	Nostrand Avenue	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
70	Murray Hill	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
71	Patchogue	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
72	Gibson	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
73	Plandome	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
74	Garden City	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
75	Sayville	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
76	Islip	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
77	Greenlawn	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
78	East Rockaway	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
79	Roslyn	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
80	Centre Avenue	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
81	Carle Place	0	2	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
82	Smithtown	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
83	Malverne	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
84	Inwood	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
85	St. James	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
86	Lawrence	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
87	East Williston	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
88	Country Life Press	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
89	Glen Head	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
90	Westwood	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
91	Mastic-Shirley	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
92	Lakeview	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
93	Locust Valley	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
94	Far Rockaway	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
95	Sea Cliff	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
96	Albertson	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
97	Oakdale	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
98	Glen Street	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
99	St. Albans	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
100	Glen Cove	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
101	Hollis	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
102	Hempstead Gardens	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
103	Boland's Landing	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
104	Great River	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
105	West Hempstead	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
106	Oyster Bay	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
107	Greenvale	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
108	Speonk	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
109	East Hampton	0	2	TBD - See Note 1 below	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
110	Long Island City	0	0	TBD - See Note 1 below	1	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
111	Bellport	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
112	Hampton Bays	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
113	Riverhead	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
114	Southampton	0	0	TBD - See Note 1 below	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
115	Bridgehampton	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
116	Montauk	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
117	Medford	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
118	Pinelawn	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
119	Yaphank	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
120	Westhampton	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
121	Greenport	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
122	Amagansett	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
123	Mattituck	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
124	Southold	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
125	Mets-Willets Point	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
126	Belmont Park	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
127	Penn Station Lower Level	0	0	TBD - See Note 1 below	0	0	0	0	0	0	162	0	0	0	0	0	0	0	0	0
128	New Republic	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
129	Elmhurst	0	0	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
New Initiative	East Side Access	15	0	TBD - See Note 1 below	0	0	15	0	0	0	0	0	0	0	0	0	0	0	0	0
GRAND TOTAL		**189**	**119**	**TBD - See Note 1 below**	**234**	**0**	**15**	**2**	**1**	**38**	**312**	**1**	**36**	**6**	**6**	**12**	**4**	**2**	**0**	**0**
					Limit of 234 Screens															

LIRR Stations

Amended and Restated Exhibit 2 - LIRR Stations

Proposer Required, Additional Anticipated, and Total Anticipated Screen Counts - LIRR Stations

Station Identifiers		Proposer Required Number of Digital Screens																		
		Proposer Required	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Proposer Required*	*Additional Anticipated*	*Additional Anticipated*
Reference Number	Station Name	Double Sided Island Platform Ad Sign Parallel to Tracks	Single Sided Platform Ad Screen	Dedicated Customer Information Sign - Replacing AVPS	Customer Message Boards	Pedestrian Overpass Signs	New LIRR Customer Information Signs	Solari Display - Main Destination Board	Solari Display - Train Connection Board	Solari Display - Gate Indicator	Solari Display - Platform Display[3]	Solari Display - Type 2	New Replacement Message Board	New Westerly Portal	Street Level Sign	Information Kiosk	New Gate Sign Entrance	Waiting Room	Double Sided Island Platform Ad Sign Parallel to Tracks	Single Sided Platform Ad Screen

Note 1: Although original Exhibit 2 contemplated specific AVPS screens (Indoor Ticket Office, Big Outdoor Ticket Office, Parking Garage, Platform, etc.), LIRR has re-assesed and will continue to re-assess its AVPS screen needs for each station. Concessionaire is obligated to purchase up to $16 million worth of AVPS screens over the course of the Term. As of June 2021, Concessionaire has already purchased $3 million worth of AVPS screens, so Concessionaire will purchase up to $13 million in additional AVPS screens at LIRR's direction over the Term, as may be approved by MTA. For purposes of clarity, Concessionaire placed an order in July 2021, which is not included in the foregoing $3 million (and instead, will be deducted from the $13 million remaining).

Color Coding

Color	Description
(grey)	Station Enhancements Projects 1 (BU- 2018)
(blue)	Station Enhancements Projects 2(BU - 2019)
(green)	LIRR Expansion Project MLST (BU- Oct. 2021)
(orange)	Mainline Double Track Project (BU - Aug 2018)
(pink)	Priority Initiative
(yellow)	Capital Program Stations

LIRR Stations

Amended and Restated Exhibit 2 - LIRR Stations

Proposer Required, Additional Anticipated

A	B	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ
Station Identifiers		Additional Anticipated Number of Digital Screens																				
		Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated	Additional Anticipated		Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated
Reference Number	Station Name	Dedicated Customer Information Sign - Replacing AVPS	Customer Message Boards	Pedestrian Overpass Signs	New LIRR Customer Information Signs	Solari Display - Main Destination Board	Solari Display - Train Connection Board	Solari Display - Gate Indicator	Solari Display - Platform Display[3]	Solari Display - Type 2	New Replacement Message Board	New Westerly Portal	Street Level Sign	Information Kiosk	New Gate Sign Entrance	Waiting Room		Double Sided Island Platform Ad Sign Parallel to Tracks	Single Sided Platform Ad Screen	Dedicated Customer Information Sign - Replacing AVPS	Customer Message Boards	Pedestrian Overpass Signs
1	Penn Station Upper Level	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		70	0	TBD - See Note 1 below	0	0
2	Jamaica[1]	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
3	Hicksville	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		20	10	TBD - See Note 1 below	2	0
4	Atlantic Terminal	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	7	0
5	Ronkonkoma	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		10	9	TBD - See Note 1 below	3	0
6	Huntington	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	6	TBD - See Note 1 below	2	0
7	Babylon	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		16	1	TBD - See Note 1 below	2	0
8	Mineola	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	11	TBD - See Note 1 below	2	0
9	Great Neck	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	7	TBD - See Note 1 below	3	0
10	Bayside	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	6	TBD - See Note 1 below	3	0
11	Valley Stream	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		6	0	TBD - See Note 1 below	3	0
12	Rockville Centre	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		8	0	TBD - See Note 1 below	2	0
13	Port Washington	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		12	3	TBD - See Note 1 below	2	0
14	Merrick	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		8	0	TBD - See Note 1 below	3	0
15	Woodside	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
16	Baldwin	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		8	0	TBD - See Note 1 below	3	0
17	Bellmore	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		8	0	TBD - See Note 1 below	3	0
18	Deer Park	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	7	TBD - See Note 1 below	3	0
19	Syosset	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	6	TBD - See Note 1 below	3	0
20	Freeport	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
21	Wantagh	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		8	0	TBD - See Note 1 below	3	0
22	Hunterspoint Avenue	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
23	Manhasset	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
24	Massapequa	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
25	Lynbrook	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
26	Long Beach	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
27	Wyandanch	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	3	0
28	New Hyde Park	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	6	TBD - See Note 1 below	2	0
29	Seaford	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
30	Massapequa Park	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
31	Westbury	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	9	TBD - See Note 1 below	2	0
32	Farmingdale	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	6	TBD - See Note 1 below	3	0
33	Bethpage	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
34	Central Islip	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
35	Little Neck	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
36	Lindenhurst	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
37	Floral Park	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
38	Auburndale	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
39	Brentwood	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	6	TBD - See Note 1 below	3	0
40	Cold Spring Harbor	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
41	Copiague	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
42	Amityville	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
43	Oceanside	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
44	Douglaston	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
45	Rosedale	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
46	Broadway	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
47	Hempstead	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
48	Northport	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	3	0
49	Stony Brook	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	6	TBD - See Note 1 below	3	0
50	Flushing Main Street	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	6	TBD - See Note 1 below	0	0
51	Forest Hills	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
52	Merillon Avenue	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	2	TBD - See Note 1 below	2	0
53	Hewlett	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
54	Island Park	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
55	Laurelton	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
56	Kew Gardens	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
57	Woodmere	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
58	Queens Village	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
59	Nassau Boulevard	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
60	Stewart Manor	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	6	TBD - See Note 1 below	3	0
61	Kings Park	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
62	Cedarhurst	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
63	Bay Shore	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
64	Locust Manor	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
65	East New York	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
66	Hillside	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0

LIRR Stations

Amended and Restated Exhibit 2 - LIRR Stations

Proposer Required, Additional Anticipated

Station Identifiers		Additional Anticipated Number of Digital Screens																				
		Additional Anticipated	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*		*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*
Reference Number	Station Name	Dedicated Customer Information Sign - Replacing AVPS	Customer Message Boards	Pedestrian Overpass Signs	New LIRR Customer Information Signs	Solari Display - Main Destination Board	Solari Display - Train Connection Board	Solari Display - Gate Indicator	Solari Display - Platform Display[3]	Solari Display - Type 2	New Replacement Message Board	New Westerly Portal	Street Level Sign	Information Kiosk	New Gate Sign Entrance	Waiting Room		Double Sided Island Platform Ad Sign Parallel to Tracks	Single Sided Platform Ad Screen	Dedicated Customer Information Sign - Replacing AVPS	Customer Message Boards	Pedestrian Overpass Signs
67	Port Jefferson	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	2	TBD - See Note 1 below	3	0
68	Bellerose	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
69	Nostrand Avenue	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
70	Murray Hill	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
71	Patchogue	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
72	Gibson	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
73	Plandome	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
74	Garden City	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
75	Sayville	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
76	Islip	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
77	Greenlawn	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
78	East Rockaway	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
79	Roslyn	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
80	Centre Avenue	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
81	Carle Place	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	2	TBD - See Note 1 below	2	0
82	Smithtown	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
83	Malverne	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
84	Inwood	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
85	St. James	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
86	Lawrence	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
87	East Williston	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
88	Country Life Press	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
89	Glen Head	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
90	Westwood	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
91	Mastic-Shirley	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
92	Lakeview	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
93	Locust Valley	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
94	Far Rockaway	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
95	Sea Cliff	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
96	Albertson	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
97	Oakdale	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
98	Glen Street	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
99	St. Albans	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
100	Glen Cove	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
101	Hollis	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
102	Hempstead Gardens	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
103	Boland's Landing	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
104	Great River	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
105	West Hempstead	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
106	Oyster Bay	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
107	Greenvale	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
108	Speonk	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
109	East Hampton	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	2	TBD - See Note 1 below	3	0
110	Long Island City	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	1	0
111	Bellport	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
112	Hampton Bays	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
113	Riverhead	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
114	Southampton	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	2	0
115	Bridgehampton	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
116	Montauk	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
117	Medford	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
118	Pinelawn	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
119	Yaphank	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
120	Westhampton	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
121	Greenport	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
122	Amagansett	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
123	Mattituck	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
124	Southold	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
125	Mets-Willets Point	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
126	Belmont Park	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
127	Penn Station Lower Level	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
128	New Republic	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
129	Elmhurst	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	0	TBD - See Note 1 below	0	0
New Initiative	East Side Access	TBD - See Note 1 below	0	0	0	0	0	0	0	0	0	0	0	0	0	0		15	0	TBD - See Note 1 below	0	0
GRAND TOTAL			**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**		**189**	**119**		**234**	**0**

LIRR Stations

Amended and Restated Exhibit 2 - LIRR Stations

Proposer Required, Additional Anticipated

Station Identifiers		Additional Anticipated Number of Digital Screens																				
		Additional Anticipated	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*	*Additional Anticipated*		*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*
Reference Number	Station Name	Dedicated Customer Information Sign - Replacing AVPS	Customer Message Boards	Pedestrian Overpass Signs	New LIRR Customer Information Signs	Solari Display - Main Destination Board	Solari Display - Train Connection Board	Solari Display - Gate Indicator	Solari Display - Platform Display[3]	Solari Display - Type 2	New Replacement Message Board	New Westerly Portal	Street Level Sign	Information Kiosk	New Gate Sign Entrance	Waiting Room		Double Sided Island Platform Ad Sign Parallel to Tracks	Single Sided Platform Ad Screen	Dedicated Customer Information Sign - Replacing AVPS	Customer Message Boards	Pedestrian Overpass Signs

Note 1: Although original Exhibit 2 contemplated specific AVF has re-assesed and will continue to re-assess its AVPS screen r screens over the course of the Term. As of June 2021, Conces up to $13 million in additional AVPS screens at LIRR's directior order in July 2021, which is not included in the foregoing $3 m

Color Coding

Color	Meaning
(grey)	Station Enhancements Projects 1 (BU- 2018)
(blue)	Station Enhancements Projects 2(BU - 2019)
(green)	LIRR Expansion Project ML3T (BU- Oct. 2021)
(orange)	Mainline Double Track Project (BU - Aug 2018)
(pink)	Priority Initiative
(yellow)	Capital Program Stations

LIRR Stations

Amended and Restated Exhibit 2 - LIRR Stations

Proposer Required, Additional Anticipated

Station Identifiers		Total Anticipated Number of Digital Screens												LIRR Initiative	Year of Estimated Installation
Reference Number	Station Name	Total Anticipated New LIRR Customer Information Signs	Total Anticipated Solari Display Main Destination Board	Total Anticipated Solari Display - Train Connection Board	Total Anticipated Solari Display - Gate Indicator	Total Anticipated Solari Display Platform Display[2]	Total Anticipated Solari Display - Type 2	Total Anticipated New Replacement Message Board	Total Anticipated New Westerly Portal	Total Anticipated Street Level Sign	Total Anticipated Information Kiosk	Total Anticipated New Gate Sign Entrance	Total Anticipated Waiting Room		
1	Penn Station Upper Level	0	0	0	0	0	0	0	0	0	0	0	0	Capital Program Station	TBD per LIRR Schedule
2	Jamaica[1]	0	2	0	24	100	0	36	6	6	12	0	0	Priority Initiative	Completed
3	Hicksville	0	0	0	0	0	0	0	0	0	0	0	0	Capital Program Station	Completed
4	Atlantic Terminal	0	0	1	14	50	1	0	0	0	0	4	2	Priority Initiative	Completed
5	Ronkonkoma	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
6	Huntington	0	0	0	0	0	0	0	0	0	0	0	0	Priority Initiative	2021
7	Babylon	0	0	0	0	0	0	0	0	0	0	0	0	Capital Program Station	2021
8	Mineola	0	0	0	0	0	0	0	0	0	0	0	0	LIRR Expansion Project	TBD, per LIRR Schedule
9	Great Neck	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
10	Bayside	0	0	0	0	0	0	0	0	0	0	0	0	Enhanced Stations Projects 1	Completed
11	Valley Stream	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
12	Rockville Centre	0	0	0	0	0	0	0	0	0	0	0	0	Priority Initiative	Completed
13	Port Washington	0	0	0	0	0	0	0	0	0	0	0	0	Priority Initiative	2021
14	Merrick	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
15	Woodside	0	0	0	0	0	0	0	0	0	0	0	0	Priority Initiative	TBD, per LIRR Schedule
16	Baldwin	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
17	Bellmore	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
18	Deer Park	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
19	Syosset	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
20	Freeport	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
21	Wantagh	0	0	0	0	0	0	0	0	0	0	0	0	Capital Program Station	Completed
22	Hunterspoint Avenue	0	0	0	0	0	0	0	0	0	0	0	0	Capital Program Station	TBD per LIRR Schedule
23	Manhasset	0	0	0	0	0	0	0	0	0	0	0	0	Priority Initiative	TBD per LIRR Schedule
24	Massapequa	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
25	Lynbrook	0	0	0	0	0	0	0	0	0	0	0	0	Capital Program Station	TBD per LIRR Schedule
26	Long Beach	0	0	0	0	0	0	0	0	0	0	0	0	Priority Initiative	TBD per LIRR Schedule
27	Wyandanch	0	0	0	0	0	0	0	0	0	0	0	0	Enhanced Stations Projects 1	Completed
28	New Hyde Park	0	0	0	0	0	0	0	0	0	0	0	0	LIRR Expansion Project	TBD per LIRR Schedule
29	Seaford	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
30	Massapequa Park	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
31	Westbury	0	0	0	0	0	0	0	0	0	0	0	0	LIRR Expansion Project	TBD per LIRR Schedule
32	Farmingdale	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
33	Bethpage	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
34	Central Islip	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
35	Little Neck	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
36	Lindenhurst	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
37	Floral Park	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
38	Auburndale	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
39	Brentwood	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
40	Cold Spring Harbor	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
41	Copiague	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
42	Amityville	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
43	Oceanside	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
44	Douglaston	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
45	Rosedale	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
46	Broadway	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
47	Hempstead	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
48	Northport	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
49	Stony Brook	0	0	0	0	0	0	0	0	0	0	0	0	Station Enhancements Projects 2(BU - 2019)	Completed
50	Flushing Main Street	0	0	0	0	0	0	0	0	0	0	0	0	Capital Program Station	Completed
51	Forest Hills	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
52	Merillon Avenue	0	0	0	0	0	0	0	0	0	0	0	0	LIRR Expansion Project	TBD per LIRR Schedule
53	Hewlett	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
54	Island Park	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
55	Laurelton	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
56	Kew Gardens	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
57	Woodmere	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
58	Queens Village	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
59	Nassau Boulevard	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
60	Stewart Manor	0	0	0	0	0	0	0	0	0	0	0	0	Enhanced Stations Projects 1	Completed
61	Kings Park	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
62	Cedarhurst	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
63	Bay Shore	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
64	Locust Manor	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
65	East New York	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
66	Hillside	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule

LIRR Stations

Amended and Restated Exhibit 2 - LIRR Stations

Proposer Required, Additional Anticipated

Row	Station Identifiers		Total Anticipated Number of Digital Screens												LIRR Initiative	Year of Estimated Installation
			Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated	Total Anticipated		
11	Reference Number	Station Name	New LIRR Customer Information Signs	Solari Display - Main Destination Board	Solari Display - Train Connection Board	Solari Display - Gate Indicator	Solari Display - Platform Display[2]	Solari Display - Type 2	New Replacement Message Board	New Westerly Portal	Street Level Sign	Information Kiosk	New Gate Sign Entrance	Waiting Room		
78	67	Port Jefferson	0	0	0	0	0	0	0	0	0	0	0	0	Enhanced Stations Projects 1	Completed
79	68	Bellerose	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
80	69	Nostrand Avenue	0	0	0	0	0	0	0	0	0	0	0	0	Capital Program Station	TBD per LIRR Schedule
81	70	Murray Hill	0	0	0	0	0	0	0	0	0	0	0	0	Capital Program Station	TBD per LIRR Schedule
82	71	Patchogue	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
83	72	Gibson	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
84	73	Plandome	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
85	74	Garden City	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
86	75	Sayville	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
87	76	Islip	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
88	77	Greenlawn	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
89	78	East Rockaway	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
90	79	Roslyn	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
91	80	Centre Avenue	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
92	81	Carle Place	0	0	0	0	0	0	0	0	0	0	0	0	LIRR Expansion Project	TBD per LIRR Schedule
93	82	Smithtown	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
94	83	Malverne	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
95	84	Inwood	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
96	85	St. James	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
97	86	Lawrence	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
98	87	East Williston	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
99	88	Country Life Press	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
100	89	Glen Head	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
101	90	Westwood	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
102	91	Mastic-Shirley	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
103	92	Lakeview	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
104	93	Locust Valley	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
105	94	Far Rockaway	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
106	95	Sea Cliff	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
107	96	Albertson	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
108	97	Oakdale	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
109	98	Glen Street	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
110	99	St. Albans	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
111	100	Glen Cove	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
112	101	Hollis	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
113	102	Hempstead Gardens	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
114	103	Boland's Landing	0	0	0	0	0	0	0	0	0	0	0	0		0
115	104	Great River	0	0	0	0	0	0	0	0	0	0	0	0		2024
116	105	West Hempstead	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
117	106	Oyster Bay	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
118	107	Greenvale	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
119	108	Speonk	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
120	109	East Hampton	0	0	0	0	0	0	0	0	0	0	0	0	Enhanced Stations Projects 1	Completed
121	110	Long Island City	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
122	111	Bellport	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
123	112	Hampton Bays	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
124	113	Riverhead	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
125	114	Southampton	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
126	115	Bridgehampton	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
127	116	Montauk	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
128	117	Medford	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
129	118	Pinelawn	0	0	0	0	0	0	0	0	0	0	0	0	Mainline Double Track Project	TBD per LIRR Schedule
130	119	Yaphank	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
131	120	Westhampton	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
132	121	Greenport	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
133	122	Amagansett	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
134	123	Mattituck	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
135	124	Southold	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
136	125	Mets-Willets Point	0	0	0	0	0	0	0	0	0	0	0	0	Capital Program Station	TBD per LIRR Schedule
137	126	Belmont Park	0	0	0	0	0	0	0	0	0	0	0	0		TBD per LIRR Schedule
138	127	Penn Station Lower Level	0	0	0	0	162	0	0	0	0	0	0	0	Priority Initiative	Completed
139	128	New Republic	0	0	0	0	0	0	0	0	0	0	0	0	0	TBD per LIRR Schedule
140	129	Elmhurst	0	0	0	0	0	0	0	0	0	0	0	0	Priority Initiative	TBD per LIRR Schedule
141	New Initiative	East Side Access	15	0	0	0	0	0	0	0	0	0	0	0	Capital Program Station	TBD per LIRR Schedule
142	GRAND TOTAL		15	2	1	38	312	1	36	6	6	12	4	2		

LIRR Stations

Amended and Restated Exhibit 2 - LIRR Stations

Proposer Required, Additional Anticipated

Station Identifiers		Total Anticipated Number of Digital Screens												LIRR Initiative	Year of Estimated Installation
		Total Anticipated	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*	*Total Anticipated*		
Reference Number	Station Name	New LIRR Customer Information Signs	Solari Display Main Destination Board	Solari Display - Train Connection Board	Solari Display - Gate Indicator	Solari Display - Platform Display[2]	Solari Display - Type 2	New Replacement Message Board	New Westerly Portal	Street Level Sign	Information Kiosk	New Gate Sign Entrance	Waiting Room		

Note 1: Although original Exhibit 2 contemplated specific AVF has re-assesed and will continue to re-assess its AVPS screen r screens over the course of the Term. As of June 2021, Conces up to $13 million in additional AVPS screens at LIRR's directior order in July 2021, which is not included in the foregoing $3 m

Color Coding

Color	Description
(grey)	Station Enhancements Projects 1 (BU- 2018)
(blue)	Station Enhancements Projects 2(BU - 2019)
(green)	LIRR Expansion Project ML3T (BU- Oct. 2021)
(orange)	Mainline Double Track Project (BU - Aug 2018)
(pink)	Priority Initiative
(yellow)	Capital Program Stations

LIRR Stations

Amended and Restated Exhibit 2 - LIRR Rolling Stock

Proposer Required / Total Anticipated Screen Counts - LIRR Rail Car Rolling Stock

Rolling Stock Identifiers		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		No. of Cars and Proposer Required No. of Digital Screens (Annual)		Number of Cars and Proposer Required Number of Digital Screens (Cumulative Total)	
		2018		2019		2020		2021		2022		2023		2024		2025		2026		TOTAL	
Division	Car Model	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens	No. of Rail Cars with Digital Screens	*Proposer Required* Digital Screens
Rolling Stock	M-3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rolling Stock	**M7**	0	0	2	8	24	96	66	264	176	704	40	160	0	0	0	0	0	0	308	1,232
Rolling Stock	Bi-level Coaches	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GRAND TOTAL		**0**	**0**	**2**	**8**	**24**	**96**	**66**	**264**	**176**	**704**	**40**	**160**	**0**	**0**	**0**	**0**	**0**	**0**	**308**	**1,232**

LIRR Rolling Stock

Amended and Restated Exhibit 2 - LIRR Notes

NOTES:

[1] Jamaica Station includes digital screens for new Platform F. Platform F screens are: 8 customer message boards, 4 Solari Displays - Gate Indicators, 16 Solari Displays - Platform Displays, and 8 Solari Displays - Type 1.

[2] Intentionally omitted

[3] Solari Displays - Platform Displays are double-sided at Jamaica station.

[4] Solari - All Solari at Penn and Atlantic are indoors; Jamaica all signs are outdoors covered by overhangs with exception of some screens at Jamaica which are inside the ticket building.

ASSUMPTIONS AND CLARIFICATIONS:

A) The Parties acknowledge and agree the Digital Screen Characteristics tab sets forth the type of screen that Concessionaire will provide for each category of screen identified in the LIRR Stations tab, subject in each case to reasonable modification in the event that that the Agency and Concessionaire determine, working together in good faith, that a specified screen type cannot be accommodated due the limitations/restraints in a particular station or on a particular rail car. Notwithstanding the foregoing, the Parites acknowledge and agree that (1) regardless of the specific Solari models identified in the Digital Screen Characteristics tab, all Solari-type screens required by LIRR under this Exhibit 2 (and the underlying Agreement between MTA and Concessionaire) have been provided as of the date of Letter Agreement No. 7 and (2) Note 1 in the LIRR Stations tab and Letter Agreement No. 7 set forth the Parties' agreement regarding AVPS replacement/Daktronics screens, such that the model types set forth in the Digital Screen Characteristics tab are no longer applicable.

B) It was originally anticipated that Agency Vendors would perform all of the specified LIRR Initiatives in the applicable stations in the years originally identified in Column BE (Year of Installation). The Parties acknowledge and agree as follows in relation to each LIRR Initiative listed in Column BE in the LIRR Stations tab to the extent such LIRR Initiatives were previously or are in the future performed by Agency Vendors:

(1) for purpose of this Note, the term "Then-Current Unmodified Master Schedule" shall mean the Master Schedule in effect immediately before any revisions to such Master Schedule in connection with an Annual Performance Review under Master TCs Section 16.7 (Annual Review);

(2) as of the Effective Date of this Agreement, this Exhibit 2 comprises the Master Schedule, so that the date when an Agency Vendor is expected to perform the LIRR Initiatives in a particular station is the year identified in Column BF (Year of Installation);

(3) the Parties recognize that such timing is subject to modification in connection with the Annual Performance Review process under Master TCs Section 16.7 (Annual Review) (as well as via mutual agreement under Master TCs Section 3.8.1 (Development of Services Schedule);

(4) whether there has been a failure by an Agency Vendor to perform as expected under the Master Schedule (as specified under Master TCs Section 14(iii) (Unexpected Agency Delay)) shall be determined by reference to the Then-Current Unmodified Master Schedule;

(5) the fact that, at the time of an Annual Performance Review, there may be, or may have been a delay caused by the failure of an Agency Vendor to perform as expected under the Then-Current Unmodified Master Schedule shall not prevent the Parties from recognizing the fact there may be, or may have been, such a delay when agreeing to revisions to the Master Schedule pursuant to Master TCs Section 16.7.3 (Proposed Changes in Schedule for New License Year; Equitable Adjustments); provided that any such revisions shall not prevent the Concessionaire from seeking an Equitable Adjustment (or Equitable Adjustments) with respect to the failure of an Agency Vendor to perform as expected under the Then-Current Unmodified Master Schedule, as provided under Master TCs Section 25.5 (Procedure for Equitable Adjustments).

C) For all double-sided screen types set forth in this Exhibit 2, the value represented in the applicable column is equal to the number of faces (not the number of double-sided displays).

D) Intentionally omitted.

E) As of the date of Letter Agreement No. 7, it is anticipated that LIRR forces (rather than Agency Vendors) will install all Communication Devices other than Advertising-Only Communication Devices, including all Daktronics screens, Solari screens, and 4XT screens provided by Concessionaire for use as LIRR Customer Message Boards. LIRR will be responsible for developing an updated installation schedule in coordination with Concessionaire, which will be reflected in the Annual Services Schedule (under Master TCs 3.8.1 (Development of Services Schedule)), provided that LIRR must provide sufficient notice to Concessionaire of its future installation plans to enable Concessionaire to purchase, receive and provision Communication Devices for installation by MNR.

LIRR Notes

Amended and Restated Exhibit 2 - Digital Screen Characteristics

Agency	Exhibit 2 Screen Category (Concessionaire Screen Type)	Description	Number of Sides / Screens
Subway Stations	**Double Sided Station Entrance - Digital Urban Panels** ***(Subway Stations Tab, Columns C, J and P)*** (ON.6U or ON.5U, depending on size of staircase)	ON.6U -- 65" ultra-bright unit for use as digital urban panel screen; or ON.5U -- 50" ultra-bright unit for use as digital urban panel screen	1
	Station Wall Mounted Advertising Screens ***(Exterior Stations in Subway Stations Tab, Columns D, K, and V)*** (ON.5U)	ON.5U -- 50" ultra-bright unit for use as exterior wall mounted ad screens	1
	Station Wall Mounted Advertising Screens ***(Interior Stations in Subway Stations Tab, Columns D, K and V)*** (ON.5-XT)	ON.5-XT -- 50" liveboard in XT enclosure for use as wall mounted ad screen	1
	Station Wall Mounted Advertising Screens for Mezzanines ***(Subset of the screens set forth in Subway Stations, Column V)*** (ON.5-XT)	ON.5-XT -- 50" liveboard in XT enclosure for use as wall mounted ad screen	1
	Station Wall Mounted Advertising Screens for Mezzanines ***(Subset of the screens set forth in Subway Stations, Column V)*** (ON.6-XT)	ON.6-XT -- 65" liveboard in XT enclosure for use as wall mounted ad screen in specified stations.	1
	Intentionally omitted.	**Intentionally omitted.**	1
	Intentionally omitted.	**Intentionally omitted.**	1
	Double Sided Station Platform Freestanding Advertising Screens ***(Exterior Stations in Subway Stations Tab, Columns E, L, and R)*** (ON.5U)	ON.5U -- 50" ultra-bright unit for use as exterior wall mounted ad screens	1
	Double Sided Station Platform Freestanding Advertising Screens ***(Interior Stations in Subway Stations Tab, Columns E, L and R)*** (ON.5-XT)	ON.5-XT -- 50" liveboard configured to be double-sided free standing	1
	Unpaid Zone Customer Information Centers ***(Exterior Stations in Subway Stations Tab, Columns F, M and S)*** (ON.6U or ON.5U, based on field conditions and as determined by NYCT)	ON.6U -- 65" ultra-bright unit for use as CIC; 2 ON.6U's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2. ON.5U -- 50" ultra-bright unit for use as CIC; 2 ON.5U's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2.	2 Screens Per 1 CIC Screen in Exhibit 2
	Unpaid Zone Customer Information Centers (***Interior Stations in Subway Stations Tab, Columns F, M and S)*** (ON.6-XT or ON.5XT, based on field conditions and as determined by NYCT)	ON.6-XT -- 65" liveboard in XT eclosure for use as CIC; 2 ON.6XT's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2. ON.5-XT -- 50" liveboard in XT eclosure for use as CIC; 2 ON.5XT's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2.	2 Screens Per 1 CIC Screen in Exhibit 2
	Station Platform Customer Information Centers - Wall Mounted ***(Exterior Stations in Subway Stations Tab, Columns G, N or T)*** (ON.6U or ON.5U, based on field conditions and as determined by NYCT)	ON.6U -- 65" ultra-bright unit for use as CIC; 2 ON.6U's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2. ON.5U -- 50" ultra-bright unit for use as CIC; 2 ON.5U's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2.	2 Screens Per 1 CIC Screen in Exhibit 2

Digital Screen Characteristics

Amended and Restated Exhibit 2 - Digital Screen Characteristics

Agency	Exhibit 2 Screen Category (Concessionaire Screen Type)	Description	Number of Sides / Screens
	Station Platform Customer Information Centers - Wall Mounted ***(Interior Stations in Subway Stations Tab, Columns G, N or T)*** (ON.6-XT or ON.5XT, based on field conditions and as determined by NYCT)	ON.6-XT -- 65" liveboard in XT eclosure for use as CIC; 2 ON.6XT's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2. ON.5-XT -- 50" liveboard in XT eclosure for use as CIC; 2 ON.5XT's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2.	2 Screens Per 1 CIC Screen in Exhibit 2
	Station Platform Customer Information Center - Freestanding Double-Sided ***(Exterior Stations in Subway Stations Tab, Columns G, N or T)*** (ON.6U or ON.5U, based on field conditions and as determined by NYCT)	ON.6U -- 65" ultra-bright unit for use as CIC; 2 ON.6U's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2. ON.5U -- 50" ultra-bright unit for use as CIC; 2 ON.5U's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2.	2 Screens Per 1 CIC Screen in Exhibit 2
	Station Platform Customer Information Center - Freestanding Double-Sided ***(Interior Stations in Subway Stations Tab, Columns G, N or T)*** (ON.6-XT or ON.5XT, based on field conditions and as determined by NYCT)	ON.6-XT -- 65" liveboard in XT eclosure for use as CIC; 2 ON.6XT's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2. ON.5-XT -- 50" liveboard in XT eclosure for use as CIC; 2 ON.5XT's will be deployed side-by-side for each "screen" in a CIC set forth in the remainder of Exhibit 2.	2 Screens Per 1 CIC Screen in Exhibit 2
Subway Rolling Stock	**Digital Car Squares - Static Cars** ***(Subway Rolling Stock Tab, Columns F, J, N, R, V, Z, AD, AH, AL, and AP)*** (ON.QSM)	ON.2SQ -- 20" x 20" square liveboards with an S enclosure and specified for enviornments in motion; installed on cars other than digital brand trains	1
	Digital Rack Cards - Brand Cars ***(Subway Rolling Stock Tab, Columns E, I, M, Q, U, Y, AC, AG, AK, AO)*** (ON.CC.48)	ON.CC.48 -- cove-sized liveboards with an S enclosure and specified for environments in motion; installed only on brand cars	1
	Digital Car Squares - Brand Cars ***(Subway Rolling Stock Tab, Columns D, H, L, P, T, X, AB, AF, AJ, and AN)*** (ON.QSM)	ON.2SQ -- 20" x 20" square liveboards with an S enclosure and specified for enviornments in motion; installed on brand cars	1
MNR Stations	**Digital Screens Primarily for Advertising** ***(Interior Stations in MNR Stations Tab, Columns C, L, and T)*** (ON.5XT)	ON.5XT -- 50" unit in XT enclosure with local power supply; for use in GCT only	1
	Digital Screens Primarily for Advertising ***(Exterior Stations in MNR Stations Tab, Columns C, L and T)*** (ON.5U)	ON.5U -- 50" ultra-bright unit for use in MNR stations, other than GCT.	1
	Kiosk - Train Arrival/Departure Board ***(MNR Stations Tab, Columns E, M, and U)*** (ON.6U)	ON.6U -- 65" ultra-bright unit for use as train arrival/departure board	1
	Customer Information Displays (CID) - Digital Replacement ***(MNR Stations Tab, Columns F, N, and V)*** (ON.5U)	ON.5U -- 50" ultra-bright unit for use as double-sided LIRR ad screens	1
	GCT Track Indicators **(MNR Stations Tab, Columns J, R and Z)** (ON.5XT)	On.5XT -- 50" unit in XT enclosure with local power supply	1
	Yankee Stadium Station Gate Boards ***(MNR Stations Tab, Columns I, Q, and Y)*** (ON.5U)	ON.5U -- 50" ultra-bright unit for use as exterior Yankee Stadium Station Gate Boards	1
	Platform Displays (PD) Single Sided ***(MNR Stations Tab, Columns G, O, and W)*** (ON.B46X or ON.B46U)	ON.B46X for GCT and ON.B46U for exterior use in all other stations	1
	Platform Displays (PD) Double Sided ***(MNR Stations Tab, Columns H, P, and X)*** (ON.B46X or ON.B46U)	ON.B46X for GCT and ON.B46U for exterior use in all other stations	1

Digital Screen Characteristics

Amended and Restated Exhibit 2 - Digital Screen Characteristics

Agency	Exhibit 2 Screen Category (Concessionaire Screen Type)	Description	Number of Sides / Screens
MNR Rolling Stock	**Proposer Required Digital Screens** ***(MNR Rolling Stock Tab, Columns D, F, H, J, L, N, P, R, T, and V)*** (ON.3S(m))	ON.3SM -- 30" liveboards with an S enclosure and specified for environments in motion; for use in MNR rolling stock	1
LIRR Stations	**Double Sided Island Platform Ad Sign Parallel to Tracks** ***(LIRR Stations Tab, Columns C, U, and AM)*** (ON.5U)	50" ultra-bright unit for use as double-sided LIRR ad screens	1
	Single Sided Platform Ad Screeen ***(LIRR Stations Tab, Columns D, V, and AN)*** (ON.5U)	50" ultra-bright unit for use as single sided LIRR ad screens	1
	Pedestrian Overpass Sign ***(LIRR Stations Tab, Columns G, Y, and AQ)*** (ON.5XT)	50" unit in XT enclosure with local power supply	1
	Customer Message Board ***(LIRR Stations Tab, Columns F, X, and AP)*** (ON.4XT)	40" liveboard in an X enclosure for use as customer message boards	1
	Dedicated Customer Information Sign - Replacing AVPS Platform Signs	Daktronics models selected by LIRR, subject to overall agreed upon dollar cap as indicated in Letter Agreement No. 7 and Note 1 in LIRR Stations tab.	1
	Solari Displays	Solari displays for Western Terminals, as determined by LIRR; models deviated from original Exhibit 2 requirements, but all Solari displays have been provided as of the date of execution of Letter Agreement No. 7.	1
LIRR Rolling Stock	**Proposer Required Digital Screens** **LIRR Rolling Stock Tab, Columns D, F, H, J, L, N, P, R, T, and V)** (ON.3S(m))	30" liveboards with an S enclosure and specified for environments in motion; for use in LIRR rolling stock	1
Bus	N/A		

Digital Screen Characteristics

Exhibit B to Letter Agreement No. 7

Example Average Revenue Growth Target Calculation

Year	US Transit Ad Revenues (OHAAA) ($000s)	Total OOH ($000)	% Change for Transit	% Change for Total OOH	MTA Ad Revenues w/o Billboards ($000s)	% Change for MTA Revenues	National Rail Ridership	MTA Rail Ridership	National Ridership Growth Rate	MTA Ridership Growth Rate	Difference between National Growth Rate and MTA Growth Rate	Unadjusted Yearly Growth Rate (Min of National Transit Revenue Growth and National OOH Revenue) Growth	Adjusted Yearly Growth Rate
2022	1,187,795.0	6,931,930.4	3.79%	4.18%	166,751	-6.59%	4,930,000,000	1,874,318,326	1.86%	3.02%	-1.17%	3.79%	3.79%
2023	1,212,195.3	7,006,909.4	2.05%	1.08%	186,406	11.79%	5,070,000,000	1,921,816,918	2.84%	2.53%	0.31%	1.08%	0.78%
2024	1,307,046.8	7,329,227.2	7.82%	4.60%	211,693	13.57%	5,000,000,000	1,936,222,029	-1.38%	0.75%	-2.13%	4.60%	4.60%
2025	1,314,819.4	7,556,433.3	0.59%	3.10%	210,560	-0.54%	5,020,000,000	1,932,660,597	0.40%	-0.18%	0.58%	0.59%	0.01%
2026	1,381,081.4	7,649,821.0	5.04%	1.24%	199,758	-5.13%	4,920,000,000	1,903,021,674	-1.99%	-1.53%	-0.46%	1.24%	1.24%
2027	1,405,882.7	7,995,097.9	1.80%	4.51%	206,568	3.41%	4,860,000,000	1,856,379,088	-1.22%	-2.45%	1.23%	1.80%	0.56%
2028	1,591,184.4	8,554,754.7	13.18%	7.00%	250,706	21.37%	4,820,000,000	1,875,512,510	-0.82%	1.03%	-1.85%	7.00%	7.00%

Average of Adjusted Yearly Growth Rates **2.57%**

Average Revenue Growth Target (105% times the average of Adjusted Yearly Growth Rates) **2.70%**